UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08738
                                                     ---------------------------

                         ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        50 Rockefeller Plaza, 15th Floor
                               NEW YORK, NY 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                    PFPC Inc.
                              4400 Computer Drive,
                              WESTBOROUGH, MA 01581
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (212) 655-7022
                                                          ---------------

                   Date of fiscal year end: NOVEMBER 30, 2004
                                            -----------------

                   Date of reporting period: NOVEMBER 30, 2004
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                                        ATLANTIC WHITEHALL FUNDS

Atlantic Whitehall Growth Fund
Atlantic Whitehall Mid-Cap Growth Fund
Atlantic Whitehall Multi-Cap Global Value Fund
Atlantic Whitehall International Fund
Atlantic Whitehall Income Fund
Atlantic Whitehall Balanced Fund


Atlantic Whitehall Funds Trust
Annual Report
November 30, 2004

           This report is for the information of the shareholders of
         Atlantic Whitehall Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

                         ATLANTIC WHITEHALL FUNDS TRUST

--------------------------------------------------------------------------------
Dear Shareholder:

I am pleased to submit this Annual Report for the Atlantic Whitehall Funds for the period ended November 30, 2004.

As the fourth quarter began, stock market conditions appeared to be in a stalemate. The Standard & Poor's 500 Stock Index (the "S&P 500") was up just barely, while the Dow Jones and NASDAQ were down. The stalemate was broken in the final ten weeks of the year as stock prices rose sharply. The S&P 500's total return was 9.2% for the calendar quarter ended December 31, 2004 and 10.9% for the calendar year ended December 31, 2004. For the fiscal year-end period through November 30, 2004, the S&P 500 returned 12.9%.

It was particularly striking that for the fifth consecutive year small-cap stocks beat large-cap stocks and value stocks led growth stocks, in both cases by more than 10% as measured by broad indices. We believe these trends will inevitably rotate.

Diversified fixed income portfolios produced positive - but below average - returns for the quarter and year. The defining trend in the bond market for 2004 was the flattening of the yield curve. Short-term interest rates moved in lockstep with the gradual tightening policy of the Federal Reserve Board (the "Fed"). The yield on the 3-month Treasury bill rose from less than 1% to 2.25%. However, the 10-year Treasury yield ended the year right where it started, at about 4.25%.

The positive stock market returns of 2004 followed a very strong 2003, when the S&P 500 rose 28%. These impressive back-to-back years seem less buoyant when put in the context of the current market cycle. Though the S&P 500 is up 56% since the trough of the bear market in October 2002, it is still 20% below the all-time high levels reached nearly five years ago in March 2000. In other words, equity investors are still recovering from the worst market downturn in three generations.

In our opinion, two major catalysts sparked the stock market in the fourth quarter. First, oil prices - which had seemed to be headed perpetually higher - pulled back. Crude oil finished the year at $43/barrel after peaking at $55/barrel in October. This appeared to relieve fears that a continued energy price spiral would crimp consumer spending and/or stoke inflation. Second, the November elections produced a conclusive result. Traditionally, equity market reaction to elections hinges on clarity more than partisanship. The re-election of an incumbent president with enhanced congressional majorities provided such clarity.

The economy performed quite well in the fourth quarter and throughout 2004. Though official data is not yet available, it is believed that real Gross Domestic Product grew at about a 4.5% rate in 2004, the best year since 1997. Inflation rose somewhat, but remained moderate. The Consumer Price Index excluding energy and food prices was up only 2%. The strong economy and excellent productivity growth made it a banner year for corporate profits. S&P 500 operating earnings were up an estimated 20% vs. 2003.

Our outlook for 2005 is positive, though we believe the growth rates for the economy and corporate profits will moderate. We expect a slight up-tick in inflation and continued pressure on the U.S. dollar will likely keep the Fed on its path of gradual monetary tightening at least through the first half of the year. We also anticipate an upward bias to longer-term interest rates.

From an organizational standpoint, Atlantic Trust Advisors, Inc. merged with and into its affiliate, Stein Roe Investment Counsel, Inc. on October 1, 2004. Both advisers are wholly-owned by Atlantic Trust Group, Inc. The merger of the two advisers provided a way to streamline our advisory business and decrease business costs. The day-to-day management and portfolio teams of the Funds remain unchanged and were not affected by this legal entity merger.

In addition, I'm pleased to report that the Atlantic Whitehall Funds expanded our line-up of funds to six, as we launched the Atlantic Whitehall Mid-Cap Growth Fund and Atlantic Whitehall Multi-Cap Global Value Fund on March 1, 2004. These two funds, along with each of the other Atlantic Whitehall Funds are further discussed by the portfolio managers in this report. I hope you find this discussion insightful and informative.

If you have any questions, please contact the Atlantic Whitehall Funds Information Center at 1-800-994-2533. Also, you may access additional fund information through our Web site at www.atlanticwhitehallfunds.com. Thank you for investing in Atlantic Whitehall Funds. We look forward to serving you in 2005.

Sincerely,

/S/WILLIAM E. RANKIN
William E. Rankin
President
Atlantic Whitehall Funds Trust

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL GROWTH FUND

Similar to other large-capitalization growth managers, the Atlantic Whitehall Growth Fund lagged the performance of the S&P 500 Index over the last twelve months ended November 30, 2004.

The Fund's Distributor Class and Institutional Class returned (0.83)% and (0.51)%, respectively, versus the S&P 500 Index's 12.85% return for the twelve month period ended November 30, 2004. The Fund's sector weighting (overweighting in technology while underweighting in energy, utilities, industrial and the telecommunication sector) was the primary cause for underperformance. For example, the semi-conductor index was down 19.7% while the energy sector was up 52.8%.

This underperformance was despite very strong absolute and relative fundamental performance of the companies in the portfolio. For example, the earnings per share ("EPS") growth of the portfolio was a very strong 27% over the last 12 months. This is in contrast to the S&P 500 Index EPS growth rate of only 17% over the last twelve months.

These companies have not only been producing very strong earnings, but also have very strong balance sheets. Half have more cash than debt and all are generating free cash flows. Most of these companies have been raising or initiating dividends and/or repurchasing stock.

Lastly, not only are these companies growing rapidly with solid balance sheets and cash flows, they are leaders in their field, either #1 or #2 in market share. We believe that our portfolio of stocks is undervalued and has the potential to do very well for their investors over time.

The Fund's management team is committed to continuing to run the Fund with a similar investment philosophy; namely, we will remain focused on quality growth companies with dominant positions in their respective markets. In the last three months, we have been able to improve our sector diversification while adhering to our investment discipline of only investing in the very best growth companies. This improved sector diversification should enhance our returns while seeking lower risk.

Our outlook for the stock market is constructive. The economic recovery looks to have enough momentum to continue, leading to higher corporate profits. With continued low interest rates and the favorable tax treatment on long-term capital gains and dividends, we believe this should be favorable to stocks.
Valuations have increased, but only moderately when one considers the corresponding growth in profits and cash flow.

Lastly, we continue to find attractive new investment opportunities in the stock market. Over the last year, purchases include eBay, Inc. (1.62%), Home Depot, Inc. (0.97%), Walgreen Co. (0.95%), Sysco Corp. (1.00%), Procter & Gamble Co. (1.50%), PepsiCo, Inc. (0.99%), Apache Corp. (2.31%), Citigroup, Inc. (1.04%), American Express Co. (1.01%), Aetna, Inc. (1.47%), 3M Co. (0.92%)
and United Parcel Service, Inc. (1.04%). Each of these companies is a leader in their field, with strong revenue growth, strong earnings, strong balance sheets and cash flow. The percentages represent the percentage of net assets for each holding as of November 30, 2004 and are subject to change.

[BEGIN SIDEBAR]
                                DISTRIBUTOR CLASS
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

         Atlantic Whitehall
             Growth Fund,        S&P
         Distributor Class    500 Index
Feb-95      10000               10000
Nov-95      12970               13153
Nov-96      16162             16816.1
Nov-97      20151             21608.7
Nov-98      23751             26725.6
Nov-99      34317             32308.6
Nov-00      34991               30942
Nov-01      31966               27164
Nov-02      25375             22679.2
Nov-03      29270             26099.2
Nov-04      29026               29453


This chart compares a $10,000 investment made in Distributor Class Shares of the Fund on its inception date to a hypothetical $10,000 investment made in the index for that Fund (S&P 500 Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

---------------------------------------------------
                 ATLANTIC WHITEHALL GROWTH FUND
                      DISTRIBUTOR CLASS
                   AVERAGE ANNUAL TOTAL RETURN
                    AS OF NOVEMBER 30, 2004*
---------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (2/1/95)
---------------------------------------------------
     (0.83)%       (3.29)%         11.45%
---------------------------------------------------

---------------------------------------------------
                ATLANTIC WHITEHALL GROWTH FUND
                    INSTITUTIONAL CLASS
                 AVERAGE ANNUAL TOTAL RETURN
                   AS OF NOVEMBER 30, 2004*
---------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (8/20/03)
---------------------------------------------------
     (0.51)%         N/A            4.37%
---------------------------------------------------

*  Without certain fee waivers, returns would have been lower.
[END SIDEBAR]

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL MID-CAP GROWTH FUND

We have completed our first partial year with excellent investment performance. The Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class, was up 6.50% between its inception on March 1, 2004 and November 30, 2004 versus a 4.92% rise in the Russell Mid-Cap Growth Index benchmark.

Our absolute results benefited from strong earnings gains during the year for our equity holdings. We have also benefited from positive earnings revision activity whereby estimates have actually risen over the course of the year. This is in contrast to the benchmark where earnings expectations have actually shown modest declines.

The preponderance of our relative outperformance can be identified with stock selection as opposed to sector weighting. Our biggest single contributors were Symantec Corp. (2.91%), Cognizant Technology Solutions Corp. (2.69%), and XTO Energy, Inc. (2.20%). The percentages represent the percentage of net assets for each holding as of November 30, 2004 and are subject to change. Symantec Corp. is a leader in computer security with its anti-viral software. Cognizant Technology Solutions Corp. provides outsourced information technology support services. XTO Energy, Inc. is a rapidly growing United States based oil and gas exploration and production company. It is important to note that these leading contributors are all in very different businesses. This is in keeping with our investment philosophy that strives to identify leading companies in a large variety  of  different  industries  as  opposed  to making  large bets on single sectors. The largest single detractor to performance was our holding in semi-conductors and semi-conductor capital equipment. No one stock was particularly poor but collectively the companies were out of favor with the investment community as a large inventory adjustment cycle rippled through the industry.

For 2005, we continue to be positive in our outlook. We forecast continued and respectable earnings gains albeit slower than 2004.

[BEGIN SIDEBAR]
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

           Atlantic Whitehall
          Mid-Cap Growth Fund,   Russell Mid-Cap
          Institutional Class    Growth Index
march-04        10000                10000
may-04          10040                 9928
aug-04           9430                 9302
nov-04          10650                10491


This chart compares a $10,000 investment made in the Fund on its inception date to a hypothetical $10,000 investment made in the index for that Fund (Russell Mid-Cap Growth Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

-----------------------------------------------------
            ATLANTIC WHITEHALL MID-CAP GROWTH FUND
                   INSTITUTIONAL CLASS
                     TOTAL RETURN
             AS OF NOVEMBER 30, 2004
-----------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (3/1/04)
-----------------------------------------------------
       N/A           N/A           6.50%*
-----------------------------------------------------

*  Not Annualized.

[END SIDEBAR]


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND INVESTS IN MID-SIZED COMPANIES WHICH MAY INVOLVE GREATER RISK AND MORE ABRUPT PRICE FLUCTUATIONS THAN INVESTMENTS MADE IN LARGER COMPANIES. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND

The Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class, returned 4.00% between its inception date, March 1, 2004, and November 30, 2004. During the same period, the MSCI World Index with net dividends reinvested (MSCIWorld NDTR_D Index) returned 6.97% and the Lipper Global Funds Index returned 5.79%.

The relative performance of the Fund against the benchmark and the peer average at any point in time can be attributed to the way we invest, which is quite different from most of our competitors. We do not manage money by indexing. Instead, we do our own research and apply independent thinking to develop our own view on how a company will grow bigger and more profitable in the next 5 to 10 years. We only invest in companies where we can establish a different view than most other investors and we have the conviction that the collective judgment of the market is wrong. We do not invest in businesses where we cannot understand their economics, characteristics or culture. Our focus is on businesses that have strong defendable barriers to entry, sustainable competitive advantages, good management teams and strong growth prospects which are available at prices below their long-term intrinsic values. We have not deviated from our investment discipline since it was put into practice on September 1, 1981.

During the reporting period, the MSCI World Index was largely driven by the strong performance of the energy and utility sectors. The Fund does not own any companies in those areas. In our opinion, these companies lack defendable barriers to entry and pricing power. As such, through a commodity cycle, most oil and gas companies have delivered poor returns on capital employed. Similarly, we have tended to shy away from investments in utility companies, because they generally lack a superior growth profile to the market. Instead of chasing short-term performance in those two sectors, we continue to stand behind our discipline of identifying companies that have superior growth prospects and where we believe we have a proprietary long-term view.

We sold the Fund's position in Marsh & McLennan, Becton Dickinson, Knight Ridder and Singapore Press. In April, General Electric Co.'s purchase of the Fund's interest in Amersham PLC was completed, and therefore, Amersham is no longer in the Fund. We added Vedior NV (2.65%), GlaxoSmithKline PLC (1.49%), Grupo Televisa S.A. (2.05%), Anthem, Inc. (3.55%), Weight Watchers International, Inc. (1.13%), Sherwin-Williams Co. (2.55%) and Clear Channel Communications, Inc. (2.56%). We also added to the Fund's existing positions in companies whose prices were down recently, but we continue to have a strong conviction in our original investment thesis for owning them. Examples included IAC/InterActiveCorp. (2.65%), Cemex S.A. de C.V. (3.65%) and Oracle Corp. (3.00%). The percentages represent the percentage of net assets for each holding as of November 30, 2004 and are subject to change.

In a market that continues to be increasingly focused on short-term results, we continue to firmly believe that investors who can think in terms of longer time periods like 5 years, should stand to benefit. As always, we continually strive to upgrade the quality of your portfolio with the long term in mind. The Fund continues to be a portfolio of about 40 companies that are diversified by business ideas.

[BEGIN SIDEBAR]

                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

                 Atlantic Whitehall
               Multi-Cap Global Value
             Fund, Institutional Class      MSCI Word NDTR_D Index
march-04             10000                       10000
may-04                9880                        9811
aug-04                9490                        9735
nov-04               10400                       10696


This chart compares a $10,000 investment made in the Fund on its inception date to a hypothetical $10,000 investment made in the index for that Fund (MSCI World NDTR_D Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

------------------------------------------------------------
           ATLANTIC WHITEHALL MULTI-CAP GLOBAL VALUE FUND
                        INSTITUTIONAL CLASS
                          TOTAL RETURN
                    AS OF NOVEMBER 30, 2004*
------------------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (3/1/04)
------------------------------------------------------------
       N/A           N/A           4.00%**
------------------------------------------------------------

*    Without certain fee waivers, returns would have been lower.
**   Not Annualized.

[END SIDEBAR]

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, AUDITING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL INTERNATIONAL FUND

For the fiscal-year ended November 30, 2004, the Atlantic Whitehall International Fund, Institutional Class, returned 23.88%, performing in line with the MSCI Europe, Australia, and Far East Index (MSCI EAFE Index), which returned 24.19% for the period. Fueled by President Bush's election victory, global equity markets rallied sharply during November, posting the strongest monthly gain of the Fund's fiscal year. Supported by further gains in foreign currencies relative to the U.S. dollar, and to more moderate overseas equity valuations, non-U.S. markets continued to outperform the S&P 500 Index, which returned 12.85% over the last twelve months ended November 30, 2004.

During the year, positive contributions to performance came from stock selection, especially in the UK and Continental Europe. Some of the smaller countries in Europe, including Sweden, Norway and Austria, were the best performers over the year. From a sector perspective, the industrial and information technology sectors were the top contributors. Holdings in Japan were a drag on performance during the year, although this performance was much improved in recent months, when the market began to see a rebound in the higher quality, financially strong companies favored by our investment process. Longer-term, the Japanese market continues to show signs of improvement, as deflationary pressures continue to wane and the financial sector rebounds.

Looking to 2005, we are becoming more cautious about potential returns for equities. The magnitude of gains for share prices since the market lows in the first quarter of 2003 has simply left valuations looking stretched, especially in the event that there is further softness in global economic growth next year. Within this environment, however, we continue to see better investment opportunities in foreign markets than in U.S. equities. And as always, the Fund will remain well diversified across regions and industries, with a healthy mix of well-capitalized, reasonably valued companies offering stable growth prospects.

[BEGIN SIDEBAR]

                               GROWTH OF $10,000

                               [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

          Atlantic Whitehall
         International Fund,   MSCI EAFE
         Institutional Class    Index
Aug-03          10000           10000
Nov-03          10550           11194
Feb-04          11700           12522
May-04          11582           12334
Aug-04          11582           12263
Nov-04          13069           13982


This chart compares a $10,000 investment made in the Fund on its inception date to a hypothetical $10,000 investment made in the index for that Fund (MSCI EAFE Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

------------------------------------------------
     ATLANTIC WHITEHALL INTERNATIONAL FUND
             INSTITUTIONAL CLASS
               TOTAL RETURN
         AS OF NOVEMBER 30, 2004
------------------------------------------------
                              SINCE INCEPTION
     1 YEAR        5 YEAR         (9/5/03)
------------------------------------------------
     23.88%          N/A           24.13%
------------------------------------------------

[END SIDEBAR]

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO RISKS OF INTERNATIONAL INVESTING. THE RISKS OF INTERNATIONAL INVESTING INCLUDE BUT ARE NOT LIMITED TO CURRENCY EXCHANGE RATE VOLATILITY, POLITICAL, SOCIAL OR ECONOMIC INSTABILITY, AND DIFFERENCES IN TAXATION, AUDITING AND OTHER FINANCIAL PRACTICES. THE FUND INVESTS IN EMERGING MARKET SECURITIES THAT PRESENT EVEN GREATER EXPOSURE TO THESE SAME RISKS. STOCK MARKETS IN EMERGING MARKET COUNTRIES ALSO TEND TO BE MUCH MORE VOLATILE DUE TO THEIR RELATIVE IMMATURITY AND PERIODS OF INSTABILITY. THE TABLE DOES NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL INCOME FUND

For the twelve-month period ended November 30, 2004, the total return of the Atlantic Whitehall Income Fund, Institutional Class, was 1.79% vs. 3.24% for the Lehman Brothers Government/Credit Intermediate Bond Index. During the period, the assets of the Fund doubled and the turnover increased as we redeployed assets from intermediate treasury and agency notes to shorter maturity diversified corporate credits.

The bond market experienced somewhat of a roller coaster during the twelve-month period ended November 30, 2004. The first half of the fiscal year was marked by a sharp shift in market sentiment from a deflationary-type recovery to an anticipated robust expansion punctuated by job creation, increased corporate profitability, and high commodity prices. Interest rates rose precipitously as the market awaited the Federal Open Market Committee (the "FOMC") to begin tightening monetary policy from historic low levels. The 10-year treasury went from a low yield of 3.68% to a high yield of 4.87% in 3 short months.
Conversely, once the FOMC began its measured approach to tightening monetary policy, all yields across the curve fell dramatically, even though oil prices shot higher. After the roller coaster during the period, 10-year treasury yields ended the fiscal year roughly where they began at 4.35%.

The FOMC is forcing short rates higher, while benign consumer inflation and foreign investment is containing yields on the longer end. Therefore, the main effect on the yield curve has been a tremendous flattening, with treasury yield differentials from 2 to 10 years decreasing by 100 basis points. Credit spreads have remained tight as demand for yield and strong balance sheets keep investors interested in corporate bonds. The Fund's overweight in corporate bonds helped performance during the period.

Our immediate outlook is for the FOMC to continue to tighten monetary policy into 2005 and for inflationary pressures to increase. This will be offset by continued heavy demand from foreign investors for U.S. Treasury bonds, despite a weakening U.S. dollar. Thus, we are looking for flattening pressures to continue with short rates climbing more than long rates. Credit spreads may come under pressure as treasury yields increase.

[BEGIN SIDEBAR]

                               GROWTH OF $10,000*

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

         Atlantic Whitehall        Lehman Brothers
            Income Fund,          Government/Credit
         Institutional Class    Intermediate Bond Index
Feb-95          10000                   10000
Nov-95          11228                   11225
Nov-96          11707                 11877.2
Nov-97          12550                   12629
Nov-98          13713                 13749.2
Nov-99          13467                 13903.2
Nov-00          14072                 14983.5
Nov-01          15368                   16720
Nov-02          16140                 17872.1
Nov-03          16685                 18883.6
Nov-04          16984                   19495

This chart compares a $10,000 investment made in the Fund on its inception date to a hypothetical $10,000 investment made in the index for that Fund (Lehman Brothers Government/Credit Intermediate Bond Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

-------------------------------------------------
        ATLANTIC WHITEHALL INCOME FUND
               INSTITUTIONAL CLASS
                  TOTAL RETURN
           AS OF NOVEMBER 30, 2004*
-------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (2/1/95)
-------------------------------------------------
      1.79%         4.75%           5.54%
-------------------------------------------------

* Performance shown for periods prior to August 21, 2003 reflects performance of the Distributor Class shares of the Fund. Distributor Class shares were fully redeemed as of November 13, 2003. Without certain fee waivers, returns would have been lower.

[END SIDEBAR]

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. THE FUND IS SUBJECT TO INTEREST RATE RISK. RISING INTEREST RATES MAY CAUSE THE FUND'S VALUE TO DECREASE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MANAGEMENT'S DISCUSSION AND ANALYSIS
ATLANTIC WHITEHALL FUNDS TRUST
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL BALANCED FUND

For the twelve months ended November 30, 2004, the Atlantic Whitehall Balanced Fund, Distributor Class, returned (0.97)%. In comparison, the S&P 500 Index returned 12.85%, the Lehman Brothers Government/Credit Intermediate Bond Index returned 3.24%, and the Blended Index, which is comprised of 60% S&P 500 Index and 40% Lehman Brothers Government/Credit Intermediate Bond Index, returned 9.00%. For the last 24 months, the Fund returned 6.24% verses 10.93% for the same blended index.

The bond market had a tumultuous year during the twelve-month period ended November 30, 2004. The first half of the fiscal year was marked by a sharp shift in market sentiment from a deflationary-type recovery to an anticipated robust expansion punctuated by job creation, increased corporate profitability, and high commodity prices. Interest rates rose precipitously as the market awaited the FOMC to begin tightening monetary policy from historic low levels. The 10-year treasury went from a low yield of 3.68% to a high yield of 4.87% in three months. Conversely, once the FOMC began its measured approach to tightening monetary policy, all yields across the curve fell dramatically, even though oil prices shot higher. Despite interim volatility, 10-year treasury yields ended the fiscal year roughly where they began at 4.35%.

Our immediate outlook is for the FOMC to continue to tighten monetary policy into 2005 and for inflationary pressures to increase from their current moderate levels. This will be offset by continued heavy demand from foreign investors for U.S. Treasury bonds, despite a weakening U.S. dollar. We therefore look for curve flattening to continue with short rates climbing more than long rates. Credit spreads, at historical tights as demand for yield and strong balance sheets have kept investors interested in corporate bonds, may come under pressure in the new year as treasury yields increase.

Turning to the equity portion of the portfolio, we continue to find attractive new investment opportunities in the stock market. Over the last year, purchases included Medtronic, Inc. (1.54%), Microsoft Corp. (2.64%), Affiliated Computer Services, Inc. (1.36%), Caremark Rx, Inc. (1.66%), Vodafone Group PLC (2.28%), eBay, Inc. (1.03%), Accenture Ltd. (0.67%), Apache Corp. (1.57%), Proctor & Gamble Co. (1.00%), UnitedHealth Group, Inc. (2.22%), Dell, Inc. (0.94%), Teva Pharmaceutical Industries Ltd. (1.52%) and Liberty Media Corp. (0.72%). Each of these companies is a leader in their field, with strong revenue growth, strong earnings, strong balance sheets and cash flow. The percentages represent the percentage of net assets for each holding as of November 30, 2004 and are subject to change.

Our equity focus continues to be on quality growth stocks that can produce superior performance in an expanding economy. On the fixed income side we have increased diversification with AAA-rated asset-backed securities, upgraded the average quality of our corporate bonds and sought to reduce the interest rate sensitivity of the portfolio via curve positioning. The asset allocation of the Fund, as of November 2004, is 67% equities, 32% fixed income securities, and 1% cash equivalents.

[BEGIN SIDEBAR]
                                GROWTH OF $10,000

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS

                                                   60% S&P 500
                                                   Index/40%
                                                 Lehman Brothers
                                 Lehman Brothers    Government
          Atlantic Whitehall    Government/Credit   /Credit
            Balanced Fund,        Intermediate     Intermediate          S&P 500
          Distributor Class       Bond Index        Bond Index            Index
2/1/95         10000                10000             10000               10000
11/95          12082                11225             12382               13153
11/96          13783              11877.2           14738.3             16816.1
11/97          15808                12629           17631.4             21608.7
11/98          18335              13749.2           20762.8             26725.6
11/99          21127              13903.2           23457.8             32308.6
11/00          22591              14983.5           23593.1               30942
11/01          22751                16720           22958.4               27164
11/02          20006              17872.1           21316.9             22679.2
11/03          22799              18883.6           23727.8             26099.2
11/04          22578                19495             25863               29453

This chart compares a $10,000 investment made in the Fund on its inception date to a hypothetical $10,000 investment made in the indices for that Fund, Lehman Brothers Government/Credit Intermediate Bond Index, 60% S&P 500 Index/40% Lehman Brothers Government/Credit Intermediate Bond Index, and S&P 500 Index) on that date. All dividends and capital gains are reinvested. Indices are unmanaged and investors cannot invest in them. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report.

-------------------------------------------------
             ATLANTIC WHITEHALL BALANCED FUND
                    DISTRIBUTOR CLASS
               AVERAGE ANNUAL TOTAL RETURN
                 AS OF NOVEMBER 30, 2004*
-------------------------------------------------
                               SINCE INCEPTION
     1 YEAR        5 YEAR         (2/1/95)
-------------------------------------------------
     (0.97)%        1.34%           8.64%
-------------------------------------------------

*  Without certain fee waivers, returns would have been lower.

[END SIDEBAR]

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL THE ATLANTIC WHITEHALL FUNDS INFORMATION LINE AT 800-994-2533. BECAUSE THE FUND WILL INVEST IN DEBT SECURITIES, IT IS SUBJECT TO THE SAME RISKS AS THE UNDERLYING BONDS IN THE PORTFOLIO SUCH AS PREPAYMENT, CREDIT AND LOWER GRADE SECURITIES RISK AND MAY LOSE VALUE. THE FUND IS SUBJECT TO INTEREST RATE RISK. RISING INTEREST RATES CAUSE THE PRICE OF DEBT SECURITIES TO DECREASE. THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

ATLANTIC WHITEHALL FUNDS TRUST
GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

    SHARES                                                      VALUE
    ------                                                      -----

COMMON STOCKS - 99.64%
              COMMERCIAL SERVICES - 1.01%
    47,230    Accenture Ltd., Class A*...................    $  1,225,146
                                                             ------------
              DIVERSIFIED MANUFACTURING - 3.32%
    81,944    General Electric Co........................       2,897,540
    14,000    3M Co......................................       1,114,260
                                                             ------------
                                                                4,011,800
                                                             ------------
              ENTERTAINMENT - 1.05%
    35,630    Viacom, Inc., Class A......................       1,267,359
                                                             ------------
              FINANCIAL SERVICES - 11.63%
    22,000    American Express Co........................       1,225,620
    28,000    Citigroup, Inc.............................       1,253,000
    59,255    First Data Corp............................       2,434,788
    97,080    SLM Corp...................................       4,967,584
    68,043    Wells Fargo & Co...........................       4,203,016
                                                             ------------
                                                               14,084,008
                                                             ------------
              FOOD AND BEVERAGE - 2.00%
    24,000    PepsiCo, Inc...............................       1,197,840
    35,000    Sysco Corp.................................       1,216,250
                                                             ------------
                                                                2,414,090
                                                             ------------
              HEALTH CARE SERVICES & EQUIPMENT - 14.09%
    15,000    Aetna, Inc.................................       1,777,650
   107,345    Caremark Rx, Inc.*.........................       3,838,657
    81,790    Medtronic, Inc.............................       3,930,010
    55,965    UnitedHealth Group, Inc....................       4,636,700
    35,165    Zimmer Holdings, Inc.*.....................       2,869,464
                                                             ------------
                                                               17,052,481
                                                             ------------
              HOUSEHOLD PRODUCTS - 1.50%
    34,000    Procter & Gamble Co. (The).................       1,818,320
                                                             ------------
              INSURANCE - 2.56%
    48,837    American International Group, Inc. ........       3,093,824
                                                             ------------
              MULTIMEDIA - 5.58%
   143,608    Comcast Corp., Class A*....................       4,257,977
   242,173    Liberty Media Corp.*.......................       2,501,647
                                                             ------------
                                                                6,759,624
                                                             ------------
              OIL AND GAS - 7.29%
    51,770    Apache Corp................................       2,798,686
    58,973    Exxon Mobil Corp...........................       3,022,366
    45,845    Schlumberger, Ltd..........................       3,008,808
                                                             ------------
                                                                8,829,860
                                                             ------------
              PHARMACEUTICALS - 11.08%
    61,228    Amgen, Inc.*...............................       3,676,129
    41,610    Forest Laboratories, Inc.*.................       1,621,542
    65,835    Novartis AG, ADR...........................       3,163,372
   108,853    Pfizer, Inc................................       3,022,848
    70,695    Teva Pharmaceutical Industries Ltd.,
              SP ADR.....................................       1,928,559
                                                             ------------
                                                               13,412,450
                                                             ------------
              RETAIL - 8.48%
    77,280    Costco Wholesale Corp......................       3,755,808
    17,485    eBay, Inc.*................................       1,966,188
    28,000    Home Depot, Inc. (The).....................       1,169,000
    42,781    Wal-Mart Stores, Inc.......................       2,227,179
    30,000    Walgreen Co................................       1,145,400
                                                             ------------
                                                               10,263,575
                                                             ------------

    SHARES                                                      VALUE
    ------                                                      -----

              SEMICONDUCTORS - 11.43%
   110,578    Altera Corp.*..............................    $  2,507,909
    80,575    Analog Devices, Inc........................       2,977,246
    98,897    Intel Corp.................................       2,210,348
    80,556    Maxim Integrated Products, Inc.............       3,299,574
   101,000    Microchip Technology, Inc..................       2,846,180
                                                             ------------
                                                               13,841,257
                                                             ------------
              TECHNOLOGY - 13.72%
    63,618    Affiliated Computer Services, Inc., Class A*      3,764,913
   197,853    Cisco Systems, Inc.*.......................       3,701,829
   100,725    Dell, Inc.*................................       4,081,377
   188,765    Microsoft Corp.............................       5,060,790
                                                             ------------
                                                               16,608,909
                                                             ------------
              TELECOMMUNICATIONS - 3.86%
   171,425    Vodafone Group PLC, SP ADR.................       4,674,760
                                                             ------------
              TRANSPORTATION - 1.04%
    15,000    United Parcel Service, Inc., Class B.......       1,262,250
                                                             ------------
              TOTAL COMMON STOCKS........................     120,619,713
                                                             ------------
              (Cost $105,263,935)

INVESTMENT COMPANY - 0.08%
   100,882    SSgA Prime Money Market Fund...............         100,882
                                                             ------------
              TOTAL INVESTMENT COMPANY...................         100,882
                                                             ------------
              (Cost $100,882)

              TOTAL INVESTMENTS - 99.72% ................     120,720,595
                                                             ------------
              (Cost $105,364,817)

              OTHER ASSETS
              NET OF LIABILITIES - 0.28% ................         341,416
                                                             ------------
              NET ASSETS - 100.00% ......................    $121,062,011
                                                             ============
---------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt
PLC    Public Limited Company
SP ADR Sponsored American Depositary Receipt

      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
            (% of Total Net Assets)

Other Common Stocks.........................       16.34%
Health Care Services & Equipment............       14.09%
Technology..................................       13.72%
Financial Services..........................       11.63%
Semiconductors..............................       11.43%
Pharmaceuticals.............................       11.08%
Retail......................................        8.48%
Oil and Gas.................................        7.29%
Multimedia..................................        5.58%
Cash and Other Net Assets...................        0.36%
                                                  ------
Total.......................................      100.00%
                                                  ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

    SHARES                                                      VALUE
    ------                                                      -----

COMMON STOCKS - 95.54%
              CHEMICALS - 0.63%
     6,110    Valspar Corp. (The)........................     $   294,624
                                                              -----------
              COMMERCIAL SERVICES - 7.78%
    13,250    Apollo Group, Inc., Class A*...............       1,056,025
    10,890    C.H. Robinson Worldwide, Inc ..............         585,337
     7,435    Career Education Corp.*....................         289,222
     7,665    Corporate Executive Board Co. (The)........         514,168
    26,690    Nalco Holding Co.*.........................         513,249
    11,070    Paychex, Inc...............................         367,081
     6,710    Stericycle, Inc.*..........................         280,411
                                                              -----------
                                                                3,605,493
                                                              -----------
              ELECTRONICS - 2.12%
    10,625    Garmin Ltd.................................         618,588
    14,490    Jabil Circuit, Inc.*.......................         363,119
                                                              -----------
                                                                  981,707
                                                              -----------
              FINANCIAL SERVICES - 7.71%
     4,290    Ambac Financial Group, Inc ................         348,906
     9,765    Capital One Financial Corp ................         767,334
     8,875    CapitalSource, Inc.* ......................         205,900
    17,325    CheckFree Corp.* ..........................         641,891
     4,520    Global Payments, Inc ......................         249,323
    15,460    Investors Financial Services Corp .........         677,766
    22,135    TCF Financial Corp ........................         684,193
                                                              -----------
                                                                3,575,313
                                                              -----------
              FOOD AND BEVERAGE - 2.78%
    10,240    Cott Corp.* ...............................         261,632
    11,305    Whole Foods Market, Inc ...................       1,026,155
                                                              -----------
                                                                1,287,787
                                                              -----------
              HEALTH CARE SERVICES & EQUIPMENT - 20.61%
     3,710    Anthem, Inc.* .............................         375,934
     9,360    Biomet, Inc ...............................         448,063
    26,290    Caremark Rx, Inc.* ........................         940,130
    11,980    Charles River Laboratories International,
              Inc.* .....................................         560,065
    16,325    Cytyc Corp.* ..............................         438,163
    13,380    Express Scripts, Inc.* ....................         962,825
     7,360    Kinetic Concepts, Inc.* ...................         466,771
    15,530    Laboratory Corp. of America Holdings* .....         744,664
    21,300    Lincare Holdings, Inc.* ...................         821,967
    26,195    Patterson Cos., Inc.* .....................       1,070,328
     5,995    Quest Diagnostic, Inc .....................         562,031
     6,510    ResMed, Inc.* .............................         325,891
    22,970    St. Jude Medical, Inc.* ...................         876,076
    10,170    Triad Hospitals, Inc.* ....................         373,137
     4,710    Wellpoint Health Networks, Inc.* ..........         589,221
                                                              -----------
                                                                9,555,266
                                                              -----------
              HOTELS - 1.01%
     8,210    Mariott International, Inc., Class A ......         466,739
                                                              -----------
              HOUSEHOLD PRODUCTS - 1.96%
    13,255    Blyth, Inc.................................         388,504
     5,950    Mohawk Industries, Inc.*...................         521,815
                                                              -----------
                                                                  910,319
                                                              -----------
              INDUSTRIAL - 1.67%
     9,755    Danaher Corp...............................         554,864
     7,015    Donaldson Co., Inc.........................         217,465
                                                              -----------
                                                                  772,329
                                                              -----------

    SHARES                                                      VALUE
    ------                                                      -----

              LEISURE & ENTERTAINMENT - 1.40%
     7,695    Harley-Davidson, Inc.......................     $   444,925
     5,745    International Game Technology..............         203,086
                                                              -----------
                                                                  648,011
                                                              -----------
              MULTIMEDIA - 5.14%
     7,320    Getty Images, Inc.*........................         426,390
     9,270    Lamar Advertising Co.*.....................         365,609
    12,700    Univision Communications, Inc., Class A*...         382,270
    15,805    WebEx Communications, Inc.*................         375,211
    14,665    Westwood One, Inc.*........................         328,789
    13,625    XM Satellite Radio Holdings, Inc.*.........         502,899
                                                              -----------
                                                                2,381,168
                                                              -----------
              OIL & GAS EXPLORATION - 5.84%
    25,940    Chesapeake Energy Corp ....................         466,920
     8,820    Devon Energy Corp..........................         365,324
    13,040    Grant Prideco, Inc.*.......................         281,012
    10,710    Weatherford International Ltd.*............         571,700
    28,080    XTO Energy, Inc............................       1,020,708
                                                              -----------
                                                                2,705,664
                                                              -----------
              PHARMACEUTICALS - 0.94%
     9,755    Angiotech Pharmaceuticals, Inc.*...........         178,907
     7,460    Gilead Sciences, Inc.*.....................         257,071
                                                              -----------
                                                                  435,978
                                                              -----------
              RESTAURANTS - 1.75%
    16,305    Applebee's International, Inc..............         419,039
    14,210    Ruby Tuesday, Inc..........................         390,917
                                                              -----------
                                                                  809,956
                                                              -----------
              RETAIL - 9.40%
     5,495    AutoZone, Inc.*............................         470,372
    18,290    Bed Bath & Beyond, Inc.*...................         730,283
    10,560    Best Buy Co., Inc..........................         595,373
    17,850    Dollar General Corp........................         352,537
    13,010    Dollar Tree Stores, Inc.*..................         362,068
    15,850    Ethan Allen Interiors, Inc.................         625,282
     5,195    Liz Claiborne, Inc.........................         213,359
     6,495    PETsMART, Inc..............................         222,584
    33,475    TJX Companies, Inc. (The)..................         788,002
                                                              -----------
                                                                4,359,860
                                                              -----------
              SEMICONDUCTORS - 8.85%
    31,220    Altera Corp.*..............................         708,069
     7,060    KLA-Tencor Corp.*..........................         318,124
    13,520    Linear Technology Corp.....................         515,923
    21,130    Maxim Integrated Products, Inc.............         865,485
    37,750    Microchip Technology, Inc..................       1,063,795
    16,465    NVIDIA Corp.*..............................         314,975
     8,860    Sigmatel, Inc.*............................         317,011
                                                              -----------
                                                                4,103,382
                                                              -----------
              TECHNOLOGY - 14.89%
    21,160    Affiliated Computer Services, Inc., Class A*      1,252,249
    32,660    Cognizant Technology Solutions Corp.*......       1,245,326
    14,240    Cognos, Inc.*..............................         560,913
    22,825    Fiserv, Inc.*..............................         878,991
    14,234    Juniper Networks, Inc*.....................         391,862
    15,205    Kanbay International, Inc.*................         436,840
     4,515    Lexmark International, Inc.*...............         383,323
     8,965    Mercury Interactive Corp.*.................         408,894
    21,105    Symantec Corp.*............................       1,346,710
                                                              -----------
                                                                6,905,108
                                                              -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                        9

ATLANTIC WHITEHALL FUNDS TRUST
MID-CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2004
--------------------------------------------------------------------------------


    SHARES                                                      VALUE
    ------                                                      -----

              TRANSPORTATION - 1.06%
    20,502    Knight Transportation, Inc.*...............     $   494,098
                                                              -----------
              TOTAL COMMON STOCKS........................      44,292,802
                                                              -----------
              (Cost $40,536,388)

INVESTMENT COMPANY - 4.52%
 2,093,817    SSgA Prime Money Market Fund...............       2,093,817
                                                              -----------
              TOTAL INVESTMENT COMPANY...................       2,093,817
                                                              -----------
              (Cost $2,093,817)

              TOTAL INVESTMENTS - 100.06% ...............      46,386,619
                                                              -----------
              (Cost $42,630,205)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.06)% ....................         (28,956)
                                                              -----------
              NET ASSETS - 100.00% ......................     $46,357,663
                                                              ===========
---------------------------
*      Non-income producing security.

      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
            (% of Total Net Assets)

Technology..................................       25.86%
Health Care.................................       21.55%
Other Common Stocks.........................        9.48%
Retail......................................        9.40%
Commercial Services.........................        7.78%
Financial Services..........................        7.71%
Oil & Gas Exploration.......................        5.84%
Multimedia..................................        5.14%
Cash and Other Net Assets...................        4.46%
Food and Beverage...........................        2.78%
                                                  ------
Total.......................................      100.00%
                                                  ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004
--------------------------------------------------------------------------------


    SHARES                                                      VALUE
    ------                                                      -----

COMMON STOCKS - 52.48%
              BUILDING PRODUCTS - 5.09%
    10,600    Sherwin-Williams Co. (The).................     $   472,760
     9,100    Vulcan Materials Co........................         471,835
                                                              -----------
                                                                  944,595
                                                              -----------
              CHEMICALS - 4.75%
    14,100    Engelhard Corp.............................         421,449
     7,700    Sigma-Aldrich Corp.........................         459,921
                                                              -----------
                                                                  881,370
                                                              -----------
              COMMERCIAL SERVICES - 4.72%
    19,900    IAC/InterActiveCorp*.......................         491,331
     2,900    Manpower, Inc..............................         140,273
    10,600    Sabre Holdings Corp........................         244,648
                                                              -----------
                                                                  876,252
                                                              -----------
              CONSUMER SERVICES - 1.13%
     5,300    Weight Watchers International, Inc.*.......         210,145
                                                              -----------
              DISTRIBUTION - 1.23%
     3,700    Grainger (W.W.), Inc.......................         228,882
                                                              -----------
              ENTERTAINMENT - 5.56%
    10,300    Harrah's Entertainment, Inc................         632,420
    14,800    Walt Disney Co. (The)......................         397,824
                                                              -----------
                                                                1,030,244
                                                              -----------
              FINANCIAL SERVICES - 7.39%
    13,900    American Express Co........................         774,369
       600    Moody's Corp...............................          48,450
    12,300    State Street Corp..........................         548,088
                                                              -----------
                                                                1,370,907
                                                              -----------
              HEALTH CARE SERVICES & EQUIPMENT - 6.22%
     6,500    Anthem, Inc.*..............................         658,645
    21,900    IMS Health, Inc............................         494,283
                                                              -----------
                                                                1,152,928
                                                              -----------
              INSURANCE - 1.52%
     3,100    Progressive Corp. (The)....................         282,069
                                                              -----------
              MULTIMEDIA - 4.78%
    14,100    Clear Channel Communications, Inc..........         474,888
     7,800    Meredith Corp..............................         411,216
                                                              -----------
                                                                  886,104
                                                              -----------
              REAL ESTATE - 0.75%
     4,100    Equity Residential, REIT...................         138,211
                                                              -----------
              RETAIL - 4.38%
     5,800    Costco Wholesale Corp......................         281,880
    16,800    RadioShack Corp...........................          530,376
                                                              -----------
                                                                  812,256
                                                              -----------
              TECHNOLOGY - 4.96%
    14,900    Molex, Inc., Class A.......................         361,921
    44,000    Oracle Corp.*..............................         557,040
                                                              -----------
                                                                  918,961
                                                              -----------
              TOTAL COMMON STOCKS........................       9,732,924
                                                              -----------
              (Cost $9,273,835)


   SHARES                                                      VALUE
   ------                                                      -----

FOREIGN COMMON STOCKS - 42.08%
              DENMARK - 0.71%
     2,800    Novozymes A/S,  Class B....................     $   132,239
                                                              -----------
              FRANCE - 0.73%
     2,800    Societe BIC SA.............................         135,791
                                                              -----------
              IRELAND - 4.35%
    20,600    Kerry Group PLC, Class A...................         473,371
     8,500    Ryanair Holdings PLC, SP ADR*..............         332,775
                                                              -----------
                                                                  806,146
                                                              -----------
              JAPAN - 4.94%
    12,000    Canon, Inc.................................         602,364
     6,000    Murata Manufacturing Co., Ltd..............         314,023
                                                              -----------
                                                                  916,387
                                                              -----------
              ITALY - 2.15%
    20,500    Luxottica Group S.P.A., SP ADR.............         397,700
                                                              -----------

              MEXICO - 7.22%
    21,009    Cemex S.A. de C.V., SP ADR.................         676,700
   108,100    Grupo Modelo, S.A. de C.V., Series C.......         283,375
     6,100    Grupo Televisia S.A., ADR..................         379,847
                                                              -----------
                                                                1,339,922
                                                              -----------
              NETHERLANDS - 2.65%
    29,300    Vedior NV*.................................         491,436
                                                              -----------
              UNITED KINGDOM - 19.33%
   119,800    Compass Group PLC..........................         524,976
    13,096    GlaxoSmithKline PLC........................         275,613
    85,100    Reed Elsevier PLC..........................         781,622
    38,800    Smiths Group PLC...........................         567,741
    96,662    Tesco PLC..................................         557,079
    79,500    WPP Group PLC..............................         878,352
                                                              -----------
                                                                3,585,383
                                                              -----------
              TOTAL FOREIGN COMMON STOCKS................       7,805,004
                                                              -----------
              (Cost $7,322,332)

INVESTMENT COMPANY - 5.02%
   931,585    SSgA Prime Money Market Fund...............         931,585
                                                              -----------
              TOTAL INVESTMENT COMPANY...................         931,585
                                                              -----------
              (Cost $931,585)

              TOTAL INVESTMENTS - 99.58% ................      18,469,513
                                                              -----------
              (Cost $17,527,752)

              OTHER ASSETS
              NET OF LIABILITIES - 0.42% ................          78,197
                                                              -----------
              NET ASSETS - 100.00% ......................     $18,547,710
                                                              ===========

----------------------------------
*      Non-income producing security.
ADR    American Depositary Receipt
PLC    Public Limited Company
REIT   Real Estate Investment Trust
SP ADR Sponsored American Depositary Receipt

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
MULTI-CAP GLOBAL VALUE FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                FOREIGN COMMON STOCKS
      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
              (% of Total Net Assets)

Multimedia..................................       11.00%
Food and Beverage...........................        9.91%
Diversified Manufacturing...................        4.75%
Technology..................................        3.96%
Building Products...........................        3.65%
Health Care.................................        3.63%
Commercial Services.........................        2.65%
Entertainment...............................        1.80%
Household Products..........................        0.73%
                                                   -----
Total.......................................       42.08%
                                                   =====

      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
            (% of Total Net Assets)
Other Common Stocks.........................       21.04%
Multimedia..................................       15.78%
Food and Beverage...........................        9.91%
Health Care.................................        9.85%
Technology..................................        8.92%
Building Products...........................        8.74%
Financial Services..........................        7.39%
Commercial Services.........................        7.37%
Entertainment...............................        5.56%
Cash and Other Net Assets...................        5.44%
                                                  ------
Total.......................................      100.00%
                                                  ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

   SHARES                                                      VALUE
   ------                                                      -----

FOREIGN COMMON STOCKS - 97.95%
              AUSTRALIA - 1.56%
   120,000    Commonwealth Bank of Australia.............     $ 2,924,511
                                                              -----------
              BELGIUM - 1.20%
    56,200    Belgacom*..................................       2,240,770
                                                              -----------
              CANADA - 2.28%
    88,200    BCE Inc....................................       2,140,002
    37,300    EnCana Corp................................       2,126,858
                                                              -----------
                                                                4,266,860
                                                              -----------
              CHINA - 2.13%
   106,000    Cheung Kong (Holdings) Ltd.................       1,022,383
 1,328,000    China Life Insurance Co., Ltd.*............         982,002
   221,400    Hutchinson Whampoa Ltd.....................       1,978,832
                                                              -----------
                                                                3,983,217
                                                              -----------
              DENMARK - 2.08%
   130,600    Danske Bank A/S............................       3,901,716
                                                              -----------
              FINLAND - 2.84%
   203,100    Stora Enso Oyj, Class R....................       3,244,547
    92,600    UPM-Kymmene Oyj............................       2,086,029
                                                              -----------
                                                                5,330,576
                                                              -----------
              FRANCE - 7.08%
   130,000    Axa........................................       3,044,310
    75,150    Compagnie Generale des Etablissements
              Michelin, Class B..........................       4,342,684
    32,025    Societe Generale...........................       3,092,177
    25,525    Total SA, SP ADR...........................       2,797,540
                                                              -----------
                                                               13,276,711
                                                              -----------
              GERMANY - 3.09%
    60,384    BASF AG....................................       4,064,015
    20,300    Deutsche Bank AG...........................       1,719,950
                                                              -----------
                                                                5,783,965
                                                              -----------
              ITALY - 2.66%
   242,000    Enel SpA...................................       2,158,130
    22,910    Eni SpA, SP ADR............................       2,823,657
                                                              -----------
                                                                4,981,787
                                                              -----------
              JAPAN - 19.21%
    51,900    Canon, Inc.................................       2,605,224
       348    East Japan Railway Co......................       1,916,124
    52,700    Eisai Co., Ltd.............................       1,573,900
   124,000    Fuji Photo Film Co., Ltd...................       4,366,749
   246,000    Hitachi, Ltd...............................       1,596,206
    44,000    Ito-Yokado Co., Ltd........................       1,746,389
   109,000    Kao Corp...................................       2,629,700
       122    Millea Holdings, Inc.......................       1,720,901
    22,600    Nintendo Co., Ltd..........................       2,721,806
    46,000    Nomura Holdings, Inc.*.....................         647,522
     1,450    NTT DoCoMo, Inc............................       2,524,928
    77,000    OLYMPUS CORP...............................       1,487,640
    48,600    Shin-Etsu Chemical Co., Ltd................       1,886,415
    78,400    Sony Corp..................................       2,860,061
    73,000    Takeda Chemical Industries, Ltd............       3,593,365
    56,700    Toyota Motor Corp..........................       2,129,111
                                                              -----------
                                                               36,006,041
                                                              -----------

   SHARES                                                      VALUE
   ------                                                      -----

              MEXICO - 2.15%
    21,300    Fomento Economico Mexicano, SA de CV.......     $ 1,017,714
    86,230    Telefonos de Mexico SA de CV, SP ADR.......       3,018,912
                                                              -----------
                                                                4,036,626
                                                              -----------
              NETHERLANDS - 5.63%
    67,050    ABN AMRO Holding NV........................       1,646,798
    50,075    DSM NV.....................................       3,012,140
   108,800    ING Groep NV...............................       2,993,222
   110,700    TPG NV.....................................       2,901,311
                                                              -----------
                                                               10,553,471
                                                              -----------
              NORWAY - 1.08%
   128,100    Statoil ASA................................       2,030,094
                                                              -----------
              PORTUGAL - 1.11%
   175,200    Portugal Telecom, SGPS, SA, SP ADR.........       2,076,120
                                                              -----------
              SOUTH KOREA - 2.62%
    29,600    Kookmin Bank...............................       1,126,409
    87,576    Korea Electric Power Corp., SP ADR                1,180,525
   120,400    KT Corp., SP ADR...........................       2,606,660
                                                              -----------
                                                                4,913,594
                                                              -----------
              SPAIN - 2.07%
    87,500    Endesa SA..................................       1,883,921
    82,000    Repsol YPF SA, SP ADR......................       1,997,520
                                                              -----------
                                                                3,881,441
                                                              -----------
              SWEDEN - 5.45%
   246,100    Nordea AB..................................       2,413,731
 1,373,000    Telefonaktiebolaget LM Ericsson, B Shares*        4,570,376
    79,400    Volvo AB, Class B..........................       3,238,890
                                                              -----------
                                                               10,222,997
                                                              -----------
              SWITZERLAND - 11.27%
    64,500    Compagnie Financiere Richemont AG..........       1,964,078
    72,600    Credit Suisse Group........................       2,835,987
    14,250    Nestle SA, Registered......................       3,662,998
    93,401    Novartis AG, Registered....................       4,481,672
    20,383    Roche Holding AG...........................       2,149,539
   135,200    STMicroelectronics NV......................       2,716,866
    21,500    Zurich Financial Services AG...............       3,314,087
                                                              -----------
                                                               21,125,227
                                                              -----------
              TAIWAN - 1.36%
   730,300    United Microelectronics Corp., ADR*........       2,556,050
                                                              -----------
              UNITED KINGDOM - 21.08%
    57,900    Anglo American PLC.........................       1,405,581
   166,700    BAA PLC....................................       1,854,523
   713,600    BAE Systems PLC............................       3,345,319
   148,900    Boots Group PLC............................       1,795,964
   272,400    BP PLC.....................................       2,780,494
   405,800    Cadbury Schweppes PLC......................       3,622,451
   278,800    Diageo PLC.................................       3,901,014
    91,475    GlaxoSmithKline PLC, ADR...................       3,891,346
   165,000    HSBC Holdings PLC..........................       2,810,187
   444,700    Kingfisher PLC.............................       2,448,123
   340,200    Reed Elsevier PLC..........................       3,124,650
   133,000    Royal Bank of Scotland Group PLC...........       4,088,004


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2004
--------------------------------------------------------------------------------


   SHARES                                                      VALUE
   ------                                                      -----

              UNITED KINGDOM - CONTINUED
   240,200    Scottish Power PLC.........................    $  1,774,582
    28,680    Shell Transport & Trading Co., SP ADR......       1,451,782
   285,504    William Morrison Supermarkets PLC..........       1,227,915
                                                             ------------
                                                               39,521,935
                                                             ------------
              TOTAL FOREIGN COMMON STOCKS................     183,613,709
                                                             ------------
              (Cost $148,105,891)

INVESTMENT COMPANY - 2.13%
 3,997,206    SSgA Prime Money Market Fund...............       3,997,206
                                                             ------------
              TOTAL INVESTMENT COMPANY...................       3,997,206
                                                             ------------
              (Cost $3,997,206)

              TOTAL INVESTMENTS - 100.08% ...............     187,610,915
                                                             ------------
              (Cost $152,103,097)

              LIABILITIES IN EXCESS OF
              OTHER ASSETS - (0.08)% ....................        (141,203)
                                                             ------------
              NET ASSETS - 100.00% ......................    $187,469,712
                                                             ============

--------------------------------
*      Non-income producing security
ADR    American Depositary Receipt
PLC    Public Limited Company
SGPS   Sociedade Gestora de Participacoes Socialis
SP ADR Sponsored American Depositary Receipt


      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
            (% of Total Net Assets)
Banking.....................................       14.17%
Telecommunications..........................       10.23%
Oil and Gas.................................        8.54%
Pharmaceuticals.............................        8.37%
Food and Beverage...........................        7.17%
Insurance...................................        6.43%
Retail......................................        5.69%
Automotive..................................        5.18%
Chemicals...................................        4.78%
Utilities...................................        3.73%
Diversified Manufacturing...................        3.12%
Paper & Related Products....................        2.84%
Semiconductors..............................        2.81%
Transportation..............................        2.57%
Cash and Net Other Assets...................        2.05%
Aerospace/Defense...........................        1.79%
Publishing..................................        1.67%
Home Furnishing.............................        1.53%
Financial Services..........................        1.40%
Household Products..........................        1.40%
Technology..................................        1.39%
Airport Development/Maintenance.............        0.99%
Electronics.................................        0.85%
Diversified Mining..........................        0.75%
Real Estate.................................        0.55%
                                                  ------
Total.......................................      100.00%
                                                  ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                             CREDIT
                                            RATINGS+
  PAR VALUE                                (UNAUDITED)            VALUE
  ---------                                -----------            -----
CORPORATE OBLIGATIONS - 52.79%
              AEROSPACE/DEFENSE - 1.15%
$  300,000    United Technologies Corp.
              6.350%, 03/01/11............         A2/A        $   330,290
                                                               -----------
              AUTOMOBILE - 2.63%
   750,000    General Motors Corp., Senior Notes
              7.125%, 07/15/13............    Baa2/BBB-            758,321
                                                               -----------
              DIVERSIFIED MANUFACTURING - 3.08%
   800,000    Textron, Inc.
              6.500%, 06/01/12............        A3/A-            889,725
                                                               -----------
              FINANCIAL SERVICES - 14.29%
   750,000    Ford Motor Credit Co.
              7.875%, 06/15/10............      A3/BBB-            819,719
 1,000,000    Goldman Sachs Group, Inc.
              6.650%, 05/15/09............       Aa3/A+          1,099,790
 1,000,000    Household Finance Corp.
              7.000%, 05/15/12............         A1/A          1,134,279
 1,000,000    Merrill Lynch & Co.
              6.000%, 02/17/09............       Aa3/A+          1,069,528
                                                               -----------
                                                                 4,123,316
                                                               -----------
              OIL AND GAS - 11.45%
 1,000,000    Conoco Funding Co.
              6.350%, 10/15/11............        A3/A-          1,108,829
 1,000,000    Pemex Project Funding Master Trust
              7.375%, 12/15/14............    Baa1/BBB-          1,091,000
 1,000,000    Transocean, Inc.
              6.625%, 04/15/11............      Baa2/A-          1,102,966
                                                               -----------
                                                                 3,302,795
                                                               -----------
              REAL ESTATE - 8.80%
 1,350,000    EOP Operating LP
              6.800%, 01/15/09............    Baa2/BBB+          1,472,213
 1,000,000    Simon Property Group LP
              6.375%, 11/15/07............     Baa2/BBB          1,066,878
                                                               -----------
                                                                 2,539,091
                                                               -----------
              TELECOMMUNICATIONS - 4.17%
 1,040,000    Vodafone Group PLC, Senior Notes
              7.750%, 02/15/10............         A2/A          1,202,777
                                                               -----------
              UTILITIES - 7.22%
 1,000,000    DTE Energy Co., Senior Notes
              6.450%, 06/01/06............    Baa2/BBB-          1,043,971
 1,000,000    Pepco Holdings, Inc.
              5.500%, 08/15/07............     Baa2/BBB          1,038,796
                                                               -----------
                                                                 2,082,767
                                                               -----------
              TOTAL CORPORATE OBLIGATIONS..............         15,229,082
                                                               -----------
              (Cost $15,475,936)



                                             CREDIT
                                            RATINGS+
  PAR VALUE                                (UNAUDITED)            VALUE
  ---------                                -----------            -----
ASSET-BACKED SECURITIES - 23.58%
$  750,000    California Infrastructure Southern
              California Edison, Series 1997-1,
              Class A7
              6.420%, 12/26/09............      Aaa/AAA        $   799,819
   750,000    Citibank Credit Card Issuance Trust,
              Series 2000-A3, Class A3
              6.875%, 11/15/09............      Aaa/AAA            817,788
   300,000    Citibank Credit Card Master Trust I
              Series 1999-5, Class A
              6.100%, 05/15/08............      Aaa/AAA            312,330
 1,000,000    Commonwealth Edison Transitional
              Funding Trust,
              Series 1998-1, Class A6
              5.630%, 06/25/09............      Aaa/AAA          1,035,935
   350,000    Discover Card Master Trust I
              Series 1996-3, Class A
              6.050%, 08/18/08............      Aaa/AAA            362,238
   750,000    Illinois Power Special Purpose Trust
              Series 1998-1, Class A6
              5.540%, 06/25/09............      Aaa/AAA            776,525
   825,000    MBNA Credit Card Master Note Trust
              Series 2002-A1, Class A1
              4.950%, 06/15/09............      Aaa/AAA            853,350
   750,000    PECO Energy Transition Trust
              Series 1999-A, Class A7
              6.130%, 03/01/09............      Aaa/AAA            802,795
   500,000    PSE&G Transition Funding LLC
              Series 2001-1, Class A3
              5.980%, 06/15/08............      Aaa/AAA            515,137
   500,000    Standard Credit Card Master Trust,
              Series 1994-2, Class A
              7.250%, 04/07/08............      Aaa/AAA            526,895
                                                               -----------
              TOTAL ASSET-BACKED SECURITIES............          6,802,812
                                                               -----------
              (Cost $6,864,653)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.41%
              FEDERAL HOME LOAN BANK - 4.03%
 1,100,000    5.375%, 05/15/09............      Aaa/AAA          1,163,698
                                                               -----------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION (A) - 6.31%
 1,350,000    5.125%, 07/15/12............      Aaa/AAA          1,405,673
   193,722    Class LB, Series 2447
              5.500%, 05/15/17............      Aaa/AAA            198,200
   215,472    Class ME, Series 2528
              5.250%, 05/15/30............      Aaa/AAA            215,406
                                                               -----------
                                                                 1,819,279
                                                               -----------
              U.S. TREASURY NOTE - 9.07%
 1,500,000    4.000%, 06/15/09............      Aaa/AAA          1,522,383
 1,060,000    4.750%, 05/15/14............      Aaa/AAA          1,092,628
                                                               -----------
                                                                 2,615,011
                                                               -----------

              TOTAL U.S. GOVERNMENT AND AGENCY                   5,597,988
              OBLIGATIONS..............................        -----------
              (Cost $5,621,454)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2004
--------------------------------------------------------------------------------


                                             CREDIT
                                            RATINGS+
  PAR VALUE                                (UNAUDITED)            VALUE
  ---------                                -----------            -----
FOREIGN GOVERNMENT SECURITY - 2.16%
              CANADA - 2.16%
$  600,000    Province of Quebec
              5.000%, 07/17/09............        A1/A+         $  623,217
                                                               -----------
              TOTAL FOREIGN GOVERNMENT SECURITY........            623,217
                                                               -----------
              (Cost $641,825)

    SHARES
    ------

INVESTMENT COMPANY - 0.78%
   225,708    SSgA Prime Money Market Fund.............            225,708
                                                               -----------
              TOTAL INVESTMENT COMPANY.................            225,708
                                                               -----------
              (Cost $225,708)

              TOTAL INVESTMENTS - 98.72% ..............         28,478,807
                                                               -----------
              (Cost $28,829,576)

              OTHER ASSETS
              NET OF LIABILITIES - 1.28% ..............            368,833
                                                               -----------
              NET ASSETS - 100.00% ....................        $28,847,640
                                                               ===========

-----------------------------
(A) These obligations of U.S. Government sponsored entities are not issued or guaranteed by the U.S. Treasury.
LLC   Limited Liability  Corporation
LP    Limited Partnership
PLC   Public Limited Company
+     See page 19 for Credit Rating Summary

      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
            (% of Total Net Assets)
Corporate Obligations......................        52.79%
Asset-Backed Securities.....................       23.58%
U.S. Government and Agency Obligations......       19.41%
Foreign Government Security.................        2.16%
Cash and Other Net Assets...................        2.06%
                                                  ------
Total ......................................      100.00%
                                                  ======

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
BALANCED FUND
PORTFOLIO OF INVESTMENTS - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

   SHARES                                                      VALUE
   ------                                                      -----
COMMON STOCKS - 66.67%
              COMMERCIAL SERVICES - 0.67%
     4,100    Accenture Ltd., Class A*...................     $   106,354
                                                              -----------
              DIVERSIFIED MANUFACTURING - 1.38%
     6,160    General Electric Co........................         217,818
                                                              -----------
              ENTERTAINMENT - 1.31%
     1,187    Viacom, Inc., Class A......................          42,221
     6,169    Walt Disney Co. (The)......................         165,823
                                                              -----------
                                                                  208,044
                                                              -----------
              FINANCIAL SERVICES - 7.50%
     4,590    First Data Corp............................         188,603
     7,700    MBNA Corp..................................         204,512
     4,590    SLM Corp...................................         234,870
     9,048    Wells Fargo & Co...........................         558,895
                                                              -----------
                                                                1,186,880
                                                              -----------
              HEALTH CARE SERVICES & EQUIPMENT - 6.85%
     7,360    Caremark Rx, Inc.*.........................         263,194
     5,070    Medtronic, Inc.............................         243,613
     4,250    UnitedHealth Group, Inc....................         352,113
     2,770    Zimmer Holdings, Inc.*.....................         226,032
                                                              -----------
                                                                1,084,952
                                                              -----------
              HOUSEHOLD PRODUCTS - 1.00%
     2,950    Procter & Gamble Co. (The).................         157,766
                                                              -----------
              INSURANCE - 2.63%
     6,566    American International Group, Inc..........         415,956
                                                              -----------
              MULTIMEDIA - 3.44%
    14,519    Comcast Corp., Class A*....................         430,488
    11,000    Liberty Media Corp.*.......................         113,630
                                                              -----------
                                                                  544,118
                                                              -----------
              OIL AND GAS - 6.50%
     4,600    Apache Corp................................         248,676
    15,216    Exxon Mobil Corp...........................         779,820
                                                              -----------
                                                                1,028,496
                                                              -----------
              PHARMACEUTICALS - 9.81%
     9,942    Amgen, Inc.*...............................         596,918
     3,630    Forest Laboratories, Inc.*.................         141,461
     5,471    Novartis AG, ADR...........................         262,882
    11,225    Pfizer, Inc................................         311,718
     8,800    Teva Pharmaceutical Industries Ltd.,
              SP ADR.....................................         240,064
                                                              -----------
                                                                1,553,043
                                                              -----------
              RETAIL - 5.17%
     8,448    Costco Wholesale Corp......................         410,573
     1,450    eBay, Inc.*................................         163,052
     4,712    Wal-Mart Stores, Inc.......................         245,307
                                                              -----------
                                                                  818,932
                                                              -----------
              SEMICONDUCTORS - 11.00%
    21,082    Altera Corp.*..............................         478,140
     3,630    Analog Devices, Inc........................         134,128
    10,842    Intel Corp.................................         242,319
    10,505    Maxim Integrated Products, Inc.............         430,285
     8,400    Microchip Technology, Inc..................         236,712
     7,004    Xilinx, Inc................................         218,665
                                                              -----------
                                                                1,740,249
                                                              -----------

   SHARES                                                      VALUE
   ------                                                      -----
              TECHNOLOGY - 7.13%
     3,630    Affiliated Computer Services, Inc., Class A*    $   214,823
    18,583    Cisco Systems, Inc.*.......................         347,688
     3,670    Dell, Inc.*................................         148,708
    15,580    Microsoft Corp.............................         417,700
                                                              -----------
                                                                1,128,919
                                                              -----------
              TELECOMMUNICATIONS - 2.28%
    13,240    Vodafone Group PLC, SP ADR.................         361,055
                                                              -----------
              TOTAL COMMON STOCKS........................      10,552,582
                                                              -----------
              (Cost $8,094,964)
                                             CREDIT
                                            RATINGS+
   PAR VALUE                               (UNAUDITED)
   ---------                               -----------

CORPORATE OBLIGATIONS - 15.81%
              AUTOMOBILE - 2.43%
$  380,000    General Motors Corp., Senior Notes
              7.125%, 07/15/13............    Baa2/BBB-           384,216
                                                              -----------
              DIVERSIFIED MANUFACTURING - 1.41%
   200,000    Textron, Inc.
              6.500%, 06/01/12............        A3/A-           222,431
                                                              -----------
              FINANCIAL SERVICES - 4.85%
   250,000    AIG SunAmerica Global Financing VI
              6.300%, 05/10/11 (A)........      Aaa/AAA           270,454
   250,000    General Electric Capital Corp.,
              Series A, MTN
              6.125%, 02/22/11............      Aaa/AAA           271,024
   200,000    Household Finance Corp.
              7.000%, 05/15/12............         A1/A           226,856
                                                              -----------
                                                                  768,334
                                                              -----------
              OIL AND GAS - 1.45%
   200,000    Kinder Morgan Energy Partners, LP,
              Senior Notes
              7.500%, 11/01/10............    Baa1/BBB+           229,075
                                                              -----------
              REAL ESTATE DEVELOPMENT - 1.72%
   250,000    EOP Operating LP
              6.800%, 01/15/09............    Baa2/BBB+           272,632
                                                              -----------
              TELECOMMUNICATIONS - 2.30%
   315,000    Vodafone Group PLC, Senior Notes
              7.750%, 02/15/10............         A2/A           364,302
                                                              -----------
              UTILITIES - 1.65%
   250,000    DTE Energy Co., Senior Notes
              6.450%, 06/01/06............    Baa2/BBB-           260,993
                                                              -----------
              TOTAL CORPORATE OBLIGATIONS................       2,501,983
                                                              -----------
              (Cost $2,480,531)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.60%
              FEDERAL HOME LOAN BANK - 1.00%
   150,000    5.500%, 08/15/08............                        159,134
                                                              -----------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION (B) - 3.15%
   250,000    5.125%, 07/15/12............      Aaa/AAA           260,310
   232,466    Class LB, Series 2447
              5.500%, 05/15/17............      Aaa/AAA           237,840
                                                              -----------
                                                                  498,150
                                                              -----------

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2004
--------------------------------------------------------------------------------


                                             CREDIT
                                            RATINGS+
  PAR VALUE                                (UNAUDITED)            VALUE
  ---------                                -----------            -----
              FEDERAL NATIONAL MORTGAGE
              ASSOCIATION (B) - 0.79%
$  117,803    Pool # 535151
              7.500%, 02/01/15............ Aaa/AAA            $   125,222
                                                              -----------
              GOVERNMENT NATIONAL MORTGAGE
              ASSOCIATION (B) - 0.75%
   112,131    Pool # 485907
              6.500%, 04/15/31............ Aaa/AAA                118,263
                                                              -----------
              U.S. TREASURY NOTE - 2.91%
   200,000    4.000%, 06/15/09............ Aaa/AAA                202,985
   250,000    4.750%, 05/15/14............ Aaa/AAA                257,695
                                                              -----------
                                                                  460,680
                                                              -----------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS.........................       1,361,449
                                                              -----------
              (Cost $1,350,610)

ASSET-BACKED SECURITIES - 7.20%
   100,000    Citibank Credit Card Master Trust I
              Series 1999-5, Class A
              6.100%, 05/15/08............ Aaa/AAA                104,110
   200,000    Commonwealth Edison Transitional
              Funding Trust,
              Series 1998-1, Class A6
              5.630%, 06/25/09............ Aaa/AAA                207,187
   200,000    Discover Card Master Trust I
              Series 1996-3, Class A
              6.050%, 08/18/08............ Aaa/AAA                206,993
   150,000    Illinois Power Special Purpose Trust
              Series 1998-1, Class A6
              5.540%, 06/25/09............ Aaa/AAA                155,305
   250,000    PECO Energy Transition Trust
              Series 1999-A, Class A6
              6.050%, 03/01/09............ Aaa/AAA                260,474
   200,000    PSE&G Transition Funding LLC
              Series 2001-1, Class A3
              5.980%, 06/15/08............ Aaa/AAA                206,054
                                                              -----------
              TOTAL ASSET-BACKED SECURITIES..............       1,140,123
                                                              -----------
              (Cost $1,161,983)

FOREIGN GOVERNMENT SECURITY - 0.98%
              CANADA - 0.98%
   150,000    Province of Quebec
              5.000%, 07/17/09............   A1/A+                155,804
                                                              -----------
              TOTAL FOREIGN GOVERNMENT SECURITY..........         155,804
                                                              -----------
              (Cost $159,337)

  SHARES                                                           VALUE
  ------                                                           -----
INVESTMENT COMPANY - 0.11%
    16,587    SSgA Prime Money Market Fund...............     $    16,587
                                                              -----------
              TOTAL INVESTMENT COMPANY...................          16,587
                                                              -----------
              (Cost $16,587)

              TOTAL INVESTMENTS - 99.37% ................      15,728,528
                                                              -----------
              (Cost $13,264,012)

              OTHER ASSETS
              NET OF LIABILITIES - 0.63% ................          99,385
                                                              -----------
              NET ASSETS - 100.00% ......................     $15,827,913
                                                              ===========

-------------------------------
*      Non-income producing security.
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At November 30, 2004, this security, which has been deemed liquid by Stein Roe Investment Counsel, Inc., amounted to $270,454 or 1.71% of net assets.
(B) These obligations of U.S. Government sponsored entities are not issued or guaranteed by the U.S. Treasury.
ADR    American  Depositary  Receipt
LLC    Limited Liability Corporation
LP     Limited Partnership
MTN    Medium Term Note
PLC    Public Limited Company
SP ADR Sponsored American Depositary Receipt
+      See page 19 for Credit Rating Summary

      INDUSTRY CONCENTRATION TABLE (UNAUDITED):
            (% of Total Net Assets)
Common Stocks..............................        66.67%
Corporate Obligations......................        15.81%
U.S. Government and Agency Obligation.......        8.60%
Asset-Backed Securities.....................        7.20%
Foreign Government Security.................        0.98%
Cash and Other Net Assets...................        0.74%
                                                  ------
Total ......................................      100.00%
                                                  ======


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
PORTFOLIO OF INVESTMENTS (CONTINUED) - NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                        CREDIT RATING SUMMARY (UNAUDITED)
                        ---------------------------------

CREDIT RATINGS GIVEN BY STANDARD & POOR'S CORPORATION AND MOODY'S INVESTORS SERVICES INC.


     MOODY'S   STANDARD & POOR'S
     -------   -----------------
       Aaa            AAA      Instrument judged to be of the highest quality and carrying the smallest amount of investment risk.
       Aa             AA       Instrument judged to be of high quality by all standards.
        A              A       Instrument judged to be adequate by all standards.
       Baa            BBB      Instrument judged to be of modest quality by all standards.
       Ba             BB       Instrument judged to have speculative elements.
        B              B       Instrument judged to lack characteristics of the desirable investment.
       Caa            CCC      Instrument judged to be in poor standing.
       Ca             CC       Instrument judged to be speculative in a high degree.
        C              C       Instrument judged to have extremely poor prospects of ever attaining any real investment standing.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number.

The Standard & Poor's rating may be modified by the addition of a plus or minus sign to show relative standings within the major rating categories.

U.S. Government and Agency Issues have an assumed rating of Aaa/AAA.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                MID-CAP       MULTI-CAP
                                                 GROWTH         GROWTH       GLOBAL VALUE  INTERNATIONAL    INCOME       BALANCED
                                                  FUND           FUND           FUND           FUND          FUND          FUND
                                             --------------  -------------  ------------   -------------  ------------- ------------
ASSETS:
Investments:
   Investments at cost...................... $  105,364,817  $  42,630,205  $ 17,527,752   $ 152,103,097  $  28,829,576 $ 13,264,012
   Net unrealized appreciation (depreciation)    15,355,778      3,756,414       941,761      35,507,818       (350,769)   2,464,516
                                             --------------  -------------  ------------   -------------  ------------- ------------
   Total investments at value...............    120,720,595     46,386,619    18,469,513     187,610,915     28,478,807   15,728,528
                                             --------------  -------------  ------------   -------------  ------------- ------------
Receivables:
   Investments sold.........................             --             --       181,796         263,206             --           --
   Fund shares sold.........................         99,099         11,000         8,000          19,500         42,789       44,720
   Dividends and interest...................        764,034         12,518        17,396         487,673        395,535      141,957
   Dividend reclaims........................             --             --         1,225          48,340             --           --
Other assets................................          1,157             --            --           1,035             76          703
                                             --------------  -------------  ------------   -------------  ------------- ------------
   Total Assets.............................    121,584,885     46,410,137    18,677,930     188,430,669     28,917,207   15,915,908
                                             --------------  -------------  ------------   -------------  ------------- ------------
LIABILITIES:
Payables:
   Dividends payable........................             --             --            --              --          9,791           --
   Investments purchased....................             --             --         5,535         551,207             --           --
   Fund shares repurchased..................        334,405             --       111,129          68,634         26,450       62,971
   Advisory fees (Note 3)...................         20,962         31,012         2,510         172,269         12,201        3,733
   Administration fees (Note 4).............          9,774          3,738         2,393          16,744          2,620        1,590
   Transfer Agent fees (Note 4).............          8,328          2,751         1,382          11,804          2,043        1,106
   Trustees fees (Note 5)...................          6,498          2,356           989           9,676          1,576          855
   Distribution fees (Note 4)...............         16,825             --            --              --             --        3,421
Accrued expenses and other payables.........        126,082         12,617         6,282         130,623         14,886       14,319
                                             --------------  -------------  ------------   -------------  ------------- ------------
   Total Liabilities........................        522,874         52,474       130,220         960,957         69,567       87,995
                                             --------------  -------------  ------------   -------------  ------------- ------------
 NET ASSETS................................. $  121,062,011  $  46,357,663  $ 18,547,710   $ 187,469,712  $  28,847,640 $ 15,827,913
                                             ==============  =============  ============   =============  ============= ============
NET ASSETS CONSIST OF:
Par value................................... $        7,802  $       4,354  $      1,783   $      14,405  $       2,900 $      1,238
Paid-in capital in excess of par value......     96,872,070     43,249,250    17,882,842     143,080,144     29,710,829   11,963,720
Accumulated undistributed net investment
   income...................................             --             --        69,690       1,411,786          9,749       72,565
Accumulated net realized gain (loss) on
   investments sold and foreign currency
   transactions.............................      8,826,361       (652,355)     (348,849)      7,430,918       (525,069)   1,325,874
Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currency   15,355,778      3,756,414       942,244      35,532,459       (350,769)   2,464,516
                                             --------------  -------------   -----------   -------------  ------------- ------------
TOTAL NET ASSETS............................ $  121,062,011  $  46,357,663   $18,547,710   $ 187,469,712  $  28,847,640 $ 15,827,913
                                             ==============  =============   ===========   =============  ============= ============

DISTRIBUTOR CLASS:
   Net Assets............................... $   80,276,932  $          --   $        --   $          --  $          -- $ 15,827,913
   Shares of beneficial interest outstanding      5,178,816             --            --              --             --    1,237,803
                                             ==============  =============   ===========   =============  ============= ============
   Net asset value, offering and redemption
     price per share (Net Assets/Shares
     Outstanding)........................... $        15.50  $          --   $        --   $          --  $          -- $      12.79
                                             ==============  =============   ===========   =============  ============= ============
INSTITUTIONAL CLASS:
   Net Assets............................... $   40,785,079  $  46,357,663   $18,547,710   $ 187,469,712  $  28,847,640 $         --
   Shares of beneficial interest outstanding      2,622,795      4,353,944     1,783,390      14,405,123      2,900,329           --
                                             ==============  =============   ===========   =============  ============= ============
   Net asset value, offering and redemption
     price per share (Net Assets/Shares
     Outstanding)........................... $        15.55  $       10.65   $     10.40   $       13.01  $        9.95 $         --
                                             ==============  =============   ===========   =============  ============= ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2004
--------------------------------------------------------------------------------

                                                                 MID-CAP       MULTI-CAP
                                                 GROWTH          GROWTH      GLOBAL VALUE  INTERNATIONAL     INCOME       BALANCED
                                                  FUND           FUND(A)        FUND(B)        FUND           FUND          FUND
                                             --------------  -------------   ------------  -------------  ------------  -----------
INVESTMENT INCOME:
   Interest................................. $        4,795  $       2,222   $     5,234   $          --  $  1,013,500  $   274,951
   Dividends................................      1,839,135        124,832       279,615       4,917,382         9,836      160,786
   Less: foreign taxes withheld.............        (16,727)            --       (11,353)       (603,128)           --         (916)
                                             --------------  -------------   -----------   -------------  ------------  -----------
   Total investment income..................      1,827,203        127,054       273,496       4,314,254     1,023,336      434,821
                                             --------------  -------------   -----------   -------------  ------------  -----------

EXPENSES:
   Advisory fees (Note 3)...................      1,322,371        221,703       137,661       1,954,348       134,860      157,380
   Administration fees (Note 4).............        151,691         26,853        20,739         178,638        28,247       22,064
   Distribution fees (Note 4)...............        299,936             --            --              --            --       46,288
   Custody fees.............................         39,766         19,578        29,447         134,965         7,387        8,500
   Transfer agent fees (Note 4).............         83,217         13,325        11,482          64,881        15,051       23,790
   Professional fees........................        208,653         38,181        22,966         232,570        30,443       22,870
   Registration and filing fees.............         28,265          3,597         2,857          22,144        13,897       17,432
   Printing fees............................         37,904          6,340         4,263          43,031         5,749        6,063
   Trustees fees (Note 5)...................         48,382          8,674         5,160          54,252         8,353        5,834
   Miscellaneous fees.......................         38,610            607           303          34,263         3,835        5,298
                                             --------------  -------------   -----------   -------------  ------------  -----------
   Total expenses before waivers............      2,258,795        338,858       234,878       2,719,092       247,822      315,519
   Less expenses waived (Note 3)............       (185,327)            --       (36,035)             --            --      (47,047)
                                             --------------  -------------   -----------   -------------  ------------  -----------

   Net expenses.............................      2,073,468        338,858       198,843       2,719,092       247,822      268,472
                                             --------------  -------------   -----------   -------------  ------------  -----------
NET INVESTMENT INCOME (LOSS)................       (246,265)      (211,804)       74,653       1,595,162       775,514      166,349
                                             --------------  -------------   -----------   -------------  ------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized gain (loss) on investment
     transactions...........................     17,085,416       (652,355)     (360,776)      7,436,307       (91,799)   1,328,156
   Net realized gain (loss) on  foreign
     currency transactions..................             --             --         7,149        (145,220)           --           --
   Net change in unrealized appreciation
     (depreciation) on investments..........    (20,400,962)     3,756,414       941,761      27,638,481      (543,887)  (1,686,519)
   Net change in unrealized appreciation on
     translation of assets and liabilities
     denominated in foreign currency........             --             --           483          17,372            --           --
                                             --------------  -------------   -----------   -------------  ------------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS...........................     (3,315,546)     3,104,059       588,617      34,946,940      (635,686)    (358,363)
                                             --------------  -------------   -----------   -------------  ------------  -----------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................ $   (3,561,811) $   2,892,255   $   663,270   $  36,542,102  $    139,828  $  (192,014)
                                             ==============  =============   ===========   =============  ============  ===========

--------------------------------------------------------
(a) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class, commenced investment operations on March 1, 2004.
(b) Atlantic  Whitehall   Multi-Cap  Global  Value  Fund,  Institutional  Class,
    commenced  investment  operations on March 1, 2004.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                                              GROWTH FUND
                                                                                                    -----------------------------
                                                                                                     YEAR ENDED      YEAR ENDED
                                                                                                    NOVEMBER 30,    NOVEMBER 30,
                                                                                                        2004            2003
                                                                                                    ------------    ------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).............................................................        $   (246,265)   $ (1,061,723)
   Net realized gain (loss) on investments and foreign currency transactions................          17,085,416      (3,559,313)(a)
   Net change in unrealized appreciation (depreciation) on investments and translation of
     assets and liabilities denominated in foreign currency.................................         (20,400,962)     27,499,494
                                                                                                    ------------    ------------
Net increase (decrease) in net assets resulting from operations.............................          (3,561,811)     22,878,458
                                                                                                    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class......................................................................                  --              --
     Institutional Class....................................................................                  --              --
   From realized gains on investments:
     Institutional Class....................................................................                  --              --
                                                                                                    ------------    ------------
Total Distributions.........................................................................                  --              --
                                                                                                    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class......................................................................          21,261,178      62,414,410
     Institutional Class....................................................................          34,304,757      16,584,379
   Dividends reinvested:
     Distributor Class......................................................................                  --              --
     Institutional Class....................................................................                  --              --
   Cost of shares redeemed:
     Distributor Class......................................................................        (100,496,650)    (72,197,005)
     Institutional Class....................................................................          (9,735,725)            (10)
                                                                                                    ------------    ------------
Change in net assets from capital share transactions........................................         (54,666,440)      6,801,774
                                                                                                    ------------    ------------
Net change in net assets....................................................................         (58,228,251)     29,680,232
NET ASSETS:
   Beginning of year........................................................................         179,290,262     149,610,030
                                                                                                    ------------    ------------
   End of year (including line A)...........................................................        $121,062,011    $179,290,262
                                                                                                    ============    ============

(A) Undistributed net investment income (loss)..............................................        $         --    $         --
                                                                                                    ============    ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.................................................................................           1,350,614       4,535,486
     Reinvested.............................................................................                  --              --
     Redeemed...............................................................................          (6,524,954)     (5,225,216)
   Institutional Class:
     Issued.................................................................................           2,138,188       1,120,541
     Reinvested.............................................................................                  --              --
     Redeemed...............................................................................            (635,933)             (1)
                                                                                                    ------------    ------------
Net increase (decrease) in share transactions...............................................          (3,672,085)        430,810
                                                                                                    ============    ============



                                                                                                    MID-CAP            MULTI-CAP
                                                                                                    GROWTH            GLOBAL VALUE
                                                                                                     FUND                FUND
                                                                                               --------------       --------------
                                                                                                PERIOD ENDED         PERIOD ENDED
                                                                                                NOVEMBER 30,         NOVEMBER 30,
                                                                                                   2004(B)             2004(C)
                                                                                               -------------        --------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).............................................................   $    (211,804)       $       74,653
   Net realized gain (loss) on investments and foreign currency transactions................        (652,355)             (353,627)
   Net change in unrealized appreciation (depreciation) on investments and translation of
     assets and liabilities denominated in foreign currency.................................       3,756,414               942,244
                                                                                               -------------        --------------
Net increase (decrease) in net assets resulting from operations.............................       2,892,255               663,270
                                                                                               -------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class......................................................................              --                    --
     Institutional Class....................................................................              --                    --
   From realized gains on investments:
     Institutional Class....................................................................              --                    --
                                                                                               -------------        --------------
Total Distributions.........................................................................              --                    --
                                                                                               -------------        --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class......................................................................              --                    --
     Institutional Class....................................................................      49,021,532            28,194,816
   Dividends reinvested:
     Distributor Class......................................................................              --                    --
     Institutional Class....................................................................              --                    --
   Cost of shares redeemed:
     Distributor Class......................................................................              --                    --
     Institutional Class....................................................................      (5,556,124)          (10,310,376)
                                                                                               -------------        --------------
Change in net assets from capital share transactions........................................      43,465,408            17,884,440
                                                                                               -------------        --------------
Net change in net assets....................................................................      46,357,663            18,547,710
NET ASSETS:
   Beginning of year........................................................................              --                    --
                                                                                               -------------        --------------
   End of year (including line A)...........................................................   $  46,357,663        $   18,547,710
                                                                                               =============        ==============

(A) Undistributed net investment income (loss)..............................................   $          --        $       69,690
                                                                                               =============        ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.................................................................................              --                    --
     Reinvested.............................................................................              --                    --
     Redeemed...............................................................................              --                    --
   Institutional Class:
     Issued.................................................................................       4,924,360             2,842,675
     Reinvested.............................................................................              --                    --
     Redeemed...............................................................................        (570,416)           (1,059,285)
                                                                                               -------------        --------------
Net increase (decrease) in share transactions...............................................       4,353,944             1,783,390
                                                                                               =============        ==============





                                                                                                            INTERNATIONAL
                                                                                                                 FUND
                                                                                                 ---------------------------------
                                                                                                    YEAR ENDED       PERIOD ENDED
                                                                                                   NOVEMBER 30,      NOVEMBER 30,
                                                                                                       2004             2003(D)
                                                                                                 --------------      ------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).............................................................     $    1,595,162      $     98,841
   Net realized gain (loss) on investments and foreign currency transactions................          7,291,087           596,195
   Net change in unrealized appreciation (depreciation) on investments and translation of
     assets and liabilities denominated in foreign currency.................................         27,655,853         7,876,606
                                                                                                 --------------      ------------
Net increase (decrease) in net assets resulting from operations.............................         36,542,102         8,571,642
                                                                                                 --------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class......................................................................                 --                --
     Institutional Class....................................................................                 --                --
   From realized gains on investments:
     Institutional Class....................................................................           (770,377)               --
                                                                                                 --------------      ------------
Total Distributions.........................................................................           (770,377)               --
                                                                                                 --------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class......................................................................                 --                --
     Institutional Class....................................................................         28,442,699       160,480,965
   Dividends reinvested:
     Distributor Class......................................................................                 --                --
     Institutional Class....................................................................                 91                --
   Cost of shares redeemed:
     Distributor Class......................................................................                 --                --
     Institutional Class....................................................................        (34,609,174)      (11,188,236)
                                                                                                 --------------      ------------
Change in net assets from capital share transactions........................................         (6,166,384)      149,292,729
                                                                                                 --------------      ------------
Net change in net assets....................................................................         29,605,341       157,864,371
NET ASSETS:
   Beginning of year........................................................................        157,864,371                --
                                                                                                 --------------      ------------
   End of year (including line A)...........................................................     $  187,469,712      $157,864,371
                                                                                                 ==============      ============

(A) Undistributed net investment income (loss)..............................................     $    1,411,786      $    (38,157)
                                                                                                 ==============      ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.................................................................................                 --                --
     Reinvested.............................................................................                 --                --
     Redeemed...............................................................................                 --                --
   Institutional Class:
     Issued.................................................................................          2,419,909        16,041,487
     Reinvested.............................................................................                  8                --
     Redeemed...............................................................................         (2,972,304)       (1,083,977)
                                                                                                 --------------      ------------
Net increase (decrease) in share transactions...............................................           (552,387)       14,957,510
                                                                                                 ==============      ============







                                                                                                             INCOME FUND
                                                                                                ----------------------------------
                                                                                                    YEAR ENDED         YEAR ENDED
                                                                                                   NOVEMBER 30,       NOVEMBER 30,
                                                                                                      2004              2003(E)
                                                                                                --------------       -------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income (loss).............................................................    $      775,514       $     483,973
   Net realized gain (loss) on investments and foreign currency transactions................           (91,799)            775,654
   Net change in unrealized appreciation (depreciation) on investments and translation of
     assets and liabilities denominated in foreign currency.................................          (543,887)           (551,417)
                                                                                                --------------       -------------
Net increase (decrease) in net assets resulting from operations.............................           139,828             708,210
                                                                                                --------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class......................................................................                --            (422,539)
     Institutional Class....................................................................          (805,568)            (65,638)
   From realized gains on investments:
     Institutional Class....................................................................                --                  --
                                                                                                --------------       -------------
Total Distributions.........................................................................          (805,568)           (488,177)
                                                                                                --------------       -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class......................................................................                --           7,081,294
     Institutional Class....................................................................        24,885,999          12,124,330
   Dividends reinvested:
     Distributor Class......................................................................                --             394,018
     Institutional Class....................................................................           732,372              64,979
   Cost of shares redeemed:
     Distributor Class......................................................................                --         (30,659,833)
     Institutional Class....................................................................        (8,146,765)           (182,722)
                                                                                                --------------       -------------
Change in net assets from capital share transactions........................................        17,471,606         (11,177,934)
                                                                                                --------------       -------------
Net change in net assets....................................................................        16,805,866         (10,957,901)
NET ASSETS:
   Beginning of year........................................................................        12,041,774          22,999,675
                                                                                                --------------       -------------
   End of year (including line A)...........................................................    $   28,847,640       $  12,041,774
                                                                                                ==============       =============

(A) Undistributed net investment income (loss)..............................................    $        9,749       $      34,951
                                                                                                ==============       =============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.................................................................................                --             693,619
     Reinvested.............................................................................                --              38,495
     Redeemed...............................................................................                --          (3,013,217)
   Institutional Class:
     Issued.................................................................................         2,449,090           1,203,692
     Reinvested.............................................................................            73,038               6,410
     Redeemed...............................................................................          (813,815)            (18,086)
                                                                                                --------------       -------------
Net increase (decrease) in share transactions...............................................         1,708,313          (1,089,087)
                                                                                                ==============       =============

--------------------------------------------------------------------------
(a) On May 8, 2003, the Growth Fund had a redemption in kind with total proceeds in the amount of $10,614,112. The net realized gain of the transaction of $851,656 was not realized by the Fund for tax purposes. On August 27, 2003, the Growth Fund had a redemption in kind with total proceeds in the amount of $6,715,081. The net realized gain of the transaction of $1,233,416 was not realized by the Fund for tax purposes.
(b) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class, commenced investment operations on March 1, 2004.
(c) Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class, commenced investment operations on March 1, 2004.
(d) Atlantic Whitehall International Fund, Institutional Class, commenced investment operations on September 5, 2003.
(e) Atlantic Whitehall Income Fund, Institutional class commenced investment operations on August 21, 2003. Distributor Class Shares were fully redeemed as of November 13, 2003.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                      22-23

ATLANTIC WHITEHALL FUNDS TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------



                                                                                                               BALANCED FUND
                                                                                                    -----------------------------
                                                                                                     YEAR ENDED       YEAR ENDED
                                                                                                    NOVEMBER 30,     NOVEMBER 30,
                                                                                                       2004             2003
                                                                                                    ------------     ------------
INVESTMENT ACTIVITIES:
Operations:
   Net investment income....................................................................        $    166,349     $    335,148
   Net realized gain on investments.........................................................           1,328,156        8,064,558(a)
   Net change in unrealized depreciation on investments.....................................          (1,686,519)      (3,249,051)
                                                                                                    ------------     ------------
Net increase (decrease) in net assets resulting from operations.............................            (192,014)       5,150,655
                                                                                                    ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income:
     Distributor Class......................................................................            (116,297)        (445,817)
   From realized gains on investments:
     Distributor Class......................................................................            (257,182)              --
                                                                                                    ------------     ------------
Total Distributions.........................................................................            (373,479)        (445,817)
                                                                                                    ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued:
     Distributor Class......................................................................           2,659,115        4,227,453
   Dividends reinvested:
     Distributor Class......................................................................             372,495          445,384
   Cost of shares redeemed:
     Distributor Class......................................................................          (6,874,754)     (40,018,664)
                                                                                                    ------------     ------------
Change in net assets from capital share transactions........................................          (3,843,144)     (35,345,827)
                                                                                                    ------------     ------------
Net change in net assets....................................................................          (4,408,637)     (30,640,989)
NET ASSETS:
   Beginning of year........................................................................          20,236,550       50,877,539
                                                                                                    ------------     ------------
End of year (including line A)..............................................................        $ 15,827,913     $ 20,236,550
                                                                                                    ============     ============
Undistributed net investment income.........................................................        $     72,565     $     20,243
                                                                                                    ============     ============

OTHER INFORMATION:
SHARE TRANSACTIONS:
   Distributor Class:
     Issued.................................................................................             204,559          365,188
     Reinvested.............................................................................              28,723           39,413
     Redeemed...............................................................................            (532,158)      (3,222,107)
                                                                                                    ------------     ------------
Net decrease in share transactions..........................................................            (298,876)      (2,817,506)
                                                                                                    ============     ============

--------------------------------------------------------
(a) On August 27, 2003, the Balanced Fund had a redemption in kind with total proceeds in the amount of $21,296,923. The net realized gain of the transaction of $7,188,221 was not realized for tax purposes.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                   GROWTH FUND - DISTRIBUTOR CLASS
                                                ------------------------------------------------------------------------------------
                                                                      YEARS ENDED NOVEMBER 30,
                                                ------------------------------------------------------------------------------------
                                                    2004               2003                2002             2001           2000
                                                ------------       ------------        ------------     ------------   -----------
NET ASSET VALUE,
Beginning of Period..............               $      15.63       $      13.55        $      17.07     $      19.24   $     20.97
                                                ------------       ------------        ------------     ------------   -----------
Income (loss) from Investment Operations:
   Net investment loss...........                      (0.05)             (0.10)              (0.10)           (0.09)        (0.15)
   Net realized and unrealized
     gain (loss) on investment
     transactions................                      (0.08)              2.18               (3.42)           (1.50)         0.65
                                                ------------       ------------        ------------     ------------   -----------
   Total income (loss) from
     investment operations.......                      (0.13)              2.08               (3.52)           (1.59)         0.50
                                                ------------       ------------        ------------     ------------   -----------
Less Distributions from:
   Realized gains................                         --                 --                  --            (0.58)        (2.23)
                                                ------------       ------------        ------------     ------------   -----------
   Total Distributions...........                         --                 --                  --            (0.58)        (2.23)
                                                ------------       ------------        ------------     ------------   -----------
Net change in net asset
   value per share...............                      (0.13)              2.08               (3.52)           (2.17)        (1.73)
                                                ------------       ------------        ------------     ------------   -----------
NET ASSET VALUE,
   End of Period.................               $      15.50       $      15.63        $      13.55     $      17.07   $     19.24
                                                ============       ============        ============     ============   ===========
Total Return(a)..................                      (0.83)%            15.35%             (20.62)%          (8.64)%        1.96%
Ratios/Supplemental Data:
Net Assets at the end of
   period (in thousands).........               $     80,277       $    161,771        $    149,610     $    146,072   $   128,500
Ratios to average net assets:
   Expenses before waivers.......                       1.51%              1.54%               1.52%            1.49%         1.26%
   Expenses net of waivers.......                       1.39%              1.39%               1.33%            1.33%         1.24%
   Net investment
     loss (net of waivers).......                      (0.22)%            (0.70)%             (0.72)%          (0.55)%       (0.63)%
Portfolio Turnover Rate..........                         41%                14%(b)               9%               1%            7%

--------------------------------------------------------------------------
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(b) Portfolio turnover rate excludes the effect of redemptions in kind.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              GROWTH FUND
                                                                                          INSTITUTIONAL CLASS
                                                                                   --------------------------------
                                                                                     YEAR ENDED      PERIOD ENDED
                                                                                    NOVEMBER 30,     NOVEMBER 30,
                                                                                        2004            2003(A)
                                                                                    ------------     ------------
NET ASSET VALUE,
Beginning of Period..............................................................   $      15.63     $      14.72
                                                                                    ------------     ------------
 Income (loss) from Investment Operations:
   Net investment income (loss)..................................................             --(c)         (0.02)
   Net realized and unrealized gain (loss) on investment transactions............          (0.08)            0.93
                                                                                    ------------     ------------
   Total income (loss) from investment operations................................          (0.08)            0.91
                                                                                    ------------     ------------
 Less Distributions from:
   Net investment income.........................................................             --               --
                                                                                    ------------     ------------
   Total Distributions...........................................................             --               --
                                                                                    ------------     ------------
 Net change in net asset value per share.........................................          (0.08)            0.91
                                                                                    ------------     ------------
 NET ASSET VALUE,
   End of Period.................................................................   $      15.55     $      15.63
                                                                                    ============     ============
Total Return(b)..................................................................          (0.51)%           6.18%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)...................................   $     40,785     $     17,519
Ratios to average net assets:
   Expenses before waivers.......................................................           1.26%            1.29%
   Expenses net of waivers.......................................................           1.14%            1.14%
   Net investment income (loss) (net of waivers).................................           0.03%           (0.56)%
Portfolio Turnover Rate..........................................................             41%              14%(e)

--------------------------------------------------------------------------
(a) Atlantic Whitehall Growth Fund, Institutional Class commenced investment operations on August 20, 2003.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(c) Represents less than $0.005 per share.
(d) Not Annualized.
(e) Portfolio turnover rate excludes the effect of redemptions in kind.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                                               MID-CAP
                                                                                             GROWTH FUND
                                                                                         INSTITUTIONAL CLASS
                                                                                     --------------------------
                                                                                            PERIOD ENDED
                                                                                         NOVEMBER 30, 2004(A)
                                                                                     --------------------------
NET ASSET VALUE,
Beginning of Period..............................................................          $     10.00
                                                                                           -----------
Income from Investment Operations:
   Net investment loss...........................................................                (0.05)
   Net realized and unrealized gain on investment transactions...................                 0.70
                                                                                           -----------
   Total income from investment operations.......................................                 0.65
                                                                                           -----------
Less Distributions from:
   Net investment income.........................................................                   --
                                                                                           -----------
   Total Distributions...........................................................                   --
                                                                                           -----------
Net change in net asset value per share..........................................                 0.65
                                                                                           -----------
NET ASSET VALUE,
   End of Period.................................................................          $     10.65
                                                                                           ===========
Total Return(b)..................................................................                 6.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)...................................          $    46,358
Ratios to average net assets:
   Expenses before waivers.......................................................                 1.30%
   Expenses net of waivers.......................................................                 1.30%
   Net investment loss (net of waivers)..........................................                (0.81)%
Portfolio Turnover Rate..........................................................                   18%(c)

--------------------------------------------------------------------------
(a) Atlantic Whitehall Mid-Cap Growth Fund, Institutional Class commenced investment operations on March 1, 2004.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(c) Not Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           MULTI-CAP GLOBAL
                                                                                              VALUE FUND
                                                                                         INSTITUTIONAL CLASS
                                                                                      -------------------------
                                                                                           PERIOD ENDED
                                                                                        NOVEMBER 30, 2004(A)
                                                                                      -------------------------
 NET ASSET VALUE,
 Beginning of Period......................................................................    $     10.00
                                                                                              -----------
 Income from Investment Operations:
   Net investment income..................................................................           0.04
   Net realized and unrealized gain on investment and foreign currency transactions.......           0.36
                                                                                              -----------
   Total income from investment operations................................................           0.40
                                                                                              -----------
 Less Distributions from:
   Net investment income..................................................................             --
                                                                                              -----------
   Total Distributions....................................................................             --
                                                                                              -----------
 Net change in net asset value per share..................................................           0.40
                                                                                              -----------
 NET ASSET VALUE,
   End of Period..........................................................................    $     10.40
                                                                                              ===========
Total Return(b)...........................................................................           4.00%(c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)............................................    $    18,548
Ratios to average net assets:
   Expenses before waivers................................................................           1.54%
   Expenses net of waivers................................................................           1.30%
   Net investment income (net of waivers).................................................           0.49%
Portfolio Turnover Rate...................................................................             76%(c)

--------------------------------------------------------------------------
(a) Atlantic Whitehall Multi-Cap Global Value Fund, Institutional Class commenced investment operations on March 1, 2004.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(c)  Not Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                 INTERNATIONAL FUND
                                                                                                INSTITUTIONAL CLASS
                                                                                             ----------------------------
                                                                                             YEAR ENDED      PERIOD ENDED
                                                                                            NOVEMBER 30,     NOVEMBER 30,
                                                                                              2004            2003(A)
                                                                                          ------------       ------------
 NET ASSET VALUE,
 Beginning of Period.............................................................         $      10.55       $      10.00
                                                                                          ------------       ------------
 Income from Investment Operations:
   Net investment income.........................................................                 0.11               0.01
   Net realized and unrealized gain on investment and foreign currency
     transactions................................................................                 2.40               0.54
                                                                                          ------------       ------------
   Total income from investment operations.......................................                 2.51               0.55
                                                                                          ------------       ------------
 Less Distributions from:
   Realized gains................................................................                (0.05)                --
                                                                                          ------------       ------------
   Total Distributions...........................................................                (0.05)                --
                                                                                          ------------       ------------
 Net change in net asset value per share.........................................                 2.46               0.55
                                                                                          ------------       ------------
 NET ASSET VALUE,
   End of Period.................................................................         $      13.01       $      10.55
                                                                                          ============       ============
Total Return(b)..................................................................                23.88%              5.50%(c)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)...................................         $    187,470       $    157,864
Ratios to average net assets:
   Expenses before waivers.......................................................                 1.60%              1.50%
   Expenses net of waivers.......................................................                 1.60%              1.50%
   Net investment income (net of waivers)........................................                 0.94%              0.26%
Portfolio Turnover Rate..........................................................                   37%                12%(c)

--------------------------------------------------------------------------
(a) Atlantic Whitehall International Fund, Institutional Class commenced investment operations on September 5, 2003.
(b) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(c)  Not Annualized.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                              INCOME FUND
                                                                                         INSTITUTIONAL CLASS
                                                                                      ----------------------------
                                                                                      YEAR ENDED      PERIOD ENDED
                                                                                     NOVEMBER 30,     NOVEMBER 30,
                                                                                        2004            2003(A)
                                                                                      -----------     ------------
NET ASSET VALUE,
Beginning of Period..............................................................     $     10.10     $      10.05
                                                                                      -----------     ------------
Income from Investment Operations:
   Net investment income.........................................................            0.30             0.09(b)
   Net realized and unrealized gain (loss) on investment transactions............           (0.12)            0.05(b)
                                                                                      -----------     ------------
   Total income from investment operations.......................................            0.18             0.14
                                                                                      -----------     ------------
Less Distributions from:
   Net investment income.........................................................           (0.33)           (0.09)
                                                                                      -----------     ------------
   Total Distributions...........................................................           (0.33)           (0.09)
                                                                                      -----------     ------------
Net change in net asset value per share..........................................           (0.15)            0.05
                                                                                      -----------     ------------
 NET ASSET VALUE,
   End of Period.................................................................     $      9.95     $      10.10
                                                                                      ===========     ============
Total Return(c)..................................................................            1.79%            1.36%(d)
Ratios/Supplemental Data:
Net Assets at the end of period (in thousands)...................................     $    28,848     $     12,042
Ratios to average net assets:
   Expenses before waivers.......................................................            0.98%(e)         1.57%
   Expenses net of waivers.......................................................            0.98%(e)         1.19%
   Net investment income (net of waivers)........................................            3.07%            3.06%
Portfolio Turnover Rate..........................................................             116%              49%

--------------------------------------------------------------------------
(a) Atlantic Whitehall Income Fund, Institutional Class commenced investment operations on August 21, 2003. Distributor Class Shares were fully redeemed as of November 13, 2003.
(b) The selected per share data was calculated using the weighted average shares method for the period.
(c) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(d) Not Annualized.
(e) The Adviser's fee, which affects the expense ratios, changed from 0.65% to 0.50% on April 1, 2004.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             BALANCED FUND - DISTRIBUTOR CLASS
                                              ----------------------------------------------------------------------------------
                                                                            YEARS ENDED NOVEMBER 30,
                                              ---------------------------------------------------------------------------------
                                                  2004               2003               2002             2001          2000
                                              ------------       ------------      ------------      ------------   -----------
NET ASSET VALUE,
Beginning of Period..............             $      13.17       $      11.68      $      13.73      $      13.97   $     13.33
                                              ------------       ------------      ------------      ------------   -----------
Income (loss) from Investment Operations:
   Net investment income.........                     0.12               0.10              0.17              0.26          0.24
   Net realized and unrealized
     gain (loss) on investment
     transactions................                    (0.24)              1.51             (1.79)            (0.16)         0.70
                                              ------------       ------------      ------------      ------------    ----------
   Total income (loss) from
     investment operations.......                    (0.12)              1.61             (1.62)             0.10          0.94
                                              ------------       ------------      ------------      ------------    ----------
Less Distributions from:
   Net investment income.........                    (0.08)             (0.12)            (0.19)            (0.26)        (0.26)
   Realized gains................                    (0.18)                --             (0.24)            (0.08)        (0.04)
                                              ------------       ------------      ------------      ------------    ----------
   Total Distributions...........                    (0.26)             (0.12)            (0.43)            (0.34)        (0.30)
                                              ------------       ------------      ------------      ------------    ----------
Net change in net asset
   value per share...............                    (0.38)              1.49             (2.05)            (0.24)         0.64
                                              ------------       ------------      ------------      ------------    ----------
Net Asset Value,
   End of Period.................             $      12.79       $      13.17      $      11.68      $      13.73    $    13.97
                                              ============       ============      ============      ============    ==========
Total Return(a)..................                    (0.97)%            13.96%           (12.07)%            0.71%         6.93%
 Ratios/Supplemental Data:
Net Assets at the end of
   Period (in thousands).........             $     15,828       $     20,237      $     50,878      $     66,985    $   65,829
Ratios to average net assets:
   Expenses before waivers.......                     1.70%              1.60%             1.57%             1.49%         1.32%
   Expenses net of waivers.......                     1.45%              1.45%             1.39%             1.39%         1.31%
   Net investment
     income (net of waivers).....                     0.90%              0.80%             1.33%             1.85%         1.61%
Portfolio Turnover Rate..........                       31%                33%(b)            32%              150%           73%

--------------------------------------------------------------------------
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions. Total return does not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemptions of fund shares.
(b) Portfolio turnover rate excludes the effect of redemption in kind.


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2004
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION. Atlantic Whitehall Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The Trust consists of seven separate investment portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund, Income Fund, Short-Term Municipal Bond Fund and Balanced Fund (individually, a "Fund," and collectively, the "Funds"). Growth Fund is authorized to issue two classes of shares (Distributor Class and Institutional Class); Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund, Income Fund and Short-Term Municipal Bond Fund are each authorized to issue one class of shares (Institutional Class) and Balanced Fund is authorized to issue one class of shares (Distributor Class). Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions. As of November 30, 2004, Short-Term Municipal Bond Fund has not commenced operations. These financial statements include the Trust's active portfolios: Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund, Income Fund and Balanced Fund.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds in the preparation of the financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         (A) PORTFOLIO VALUATIONS: Securities are valued using market quotations. Securities listed on an exchange are valued on the basis of the last sale price or NASDAQ official closing price ("NOCP"), when appropriate. If the last sale price or NOCP is not reported, the current bid price is used. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by or under the general supervision of the Board of Trustees. A Fund will use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value such that a market quotation is not "readily available." The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or the latest bid price but before a Fund calculates its net asset value that materially affects the value of the security. The Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market quotation is readily available and, if not, what fair value to assign to the security. To determine the appropriate valuation method, the following factors that may be considered include, but are not limited to the following: (a) the fundamental analytical data relating to the investment; (b) the nature and duration of restrictions on disposition of the securities; (c) the evaluation of the forces which influence the market in which the securities are purchased; and (d) any other relevant factors. With respect to fair value of securities traded on foreign markets, the following factors may also be relevant: (a) value of foreign securities traded on foreign markets; (b) ADR trading; (c) closed-end fund trading: (d) foreign currency exchange activity; and
         (e) trading of financial products that are tied to baskets of foreign securities, such as World Equity Benchmark Shares (WEBS). In light of the judgment involved in fair valuation decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Investments in Money Market Funds are valued at their net asset value as reported by the underlying fund.

         Multi-Cap Global Value Fund and International Fund may use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security reviewed as part of this process.

         Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars.

         To the extent a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares. Portfolio securities which are primarily traded on foreign exchanges may be valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Over-the-counter securities are valued on the basis of the bid price at the close of business on each business day.

         (B) REPURCHASE AGREEMENTS: The Funds may invest in securities subject to repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Trustees, present a minimum risk of bankruptcy. Such agreements may be considered to be loans by the Funds for the purposes of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security subject to repurchase. The Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the repurchase price. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Funds have no repurchase agreements outstanding at November 30, 2004.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

         (C) SECURITIES TRANSACTIONS AND RELATED INCOME: The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis. Investment income and realized and unrealized gains and losses are allocated to the separate classes of shares based upon the relative net assets of each series.

         (D) EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Trust expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In addition, non-class specific expenses are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class and relate to distribution fees.

         (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Income Fund declares dividends from net investment income daily and pays monthly. Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund and International Fund may declare and pay dividends from net investment income annually. Balanced Fund declares and pays dividends from net investment income quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized capital gains can be offset by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Permanent book/tax differences are primarily attributable to net operating loss, redesignation of distributions, paydowns and foreign gain or loss.

         Permanent differences between book and tax basis reporting for the 2004 fiscal year have been identified and appropriately reclassified as indicated below. These reclassifications have no impact on net assets.


                                                                NET INCREASE/(DECREASE)
                                             ------------------------------------------------------------
                                                ACCUMULATED          ACCUMULATED
                                             UNDISTRIBUTED NET       NET REALIZED
         FUND                                 INVESTMENT INCOME       GAIN/(LOSS)         PAID IN CAPITAL
         ----                                 -----------------       ----------          ---------------
         Growth Fund .................          $    246,265        $         --          $   (246,265)
         Mid-Cap Growth Fund..........               211,804                  --              (211,804)
         Multi-Cap Global Value Fund..                (4,963)              4,778                   185
         International Fund...........              (145,219)            145,219                    --
         Income Fund..................                 4,852              (4,852)                   --
         Balanced Fund................                 2,270              (2,270)                   --


         The tax character of distributions paid during fiscal 2004 and 2003 were as follows:


                                           DISTRIBUTIONS PAID IN 2004                 DISTRIBUTIONS PAID IN 2003
                                           --------------------------                 --------------------------
                                            ORDINARY         LONG-TERM                  ORDINARY         LONG-TERM
         FUND                                INCOME*      CAPITAL GAINS                  INCOME*       CAPITAL GAINS
         ----                                -------      -------------                  -------       -------------
         International Fund...........      $ 770,377      $       --                 $       --       $      --
         Income Fund..................        805,568              --                    488,177              --
         Balanced Fund................        116,297         257,182                    445,816              --

         As of November 30, 2004, the components of distributable earnings on a tax basis were as follows:


                                            ACCUMULATED     UNDISTRIBUTED                       UNREALIZED
                                              CAPITAL         ORDINARY        UNDISTRIBUTED    APPRECIATION/
         FUND                            AND OTHER LOSSES      INCOME*       LONG-TERM GAIN   (DEPRECIATION)
         ----                            ----------------      -------       --------------   --------------
         Growth Fund .................   $         --       $      --         $ 9,130,851       $ 15,051,288
         Mid-Cap Growth Fund..........       (555,500)             --                  --          3,659,559
         Multi-Cap Global Value Fund..           (203)         87,863               9,577            565,551
         International Fund...........        (28,807)      7,724,644           1,160,687         35,493,998
         Income Fund..................       (525,069)         19,539                  --           (350,769)
         Balanced Fund................             --          72,565           1,325,874          2,464,516

         *  For  tax  purposes,   short-term   capital  gain  distributions  are
considered ordinary income distributions.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

         (F) FEDERAL INCOME TAXES: It is the Funds' policy to continue to comply with the applicable requirements of Subchapter M of the Internal Revenue Code and to distribute in a timely manner all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

         (G) WHEN-ISSUED TRANSACTIONS: The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future. Purchasing securities on a when-issued basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

         (H) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using a current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

         (I) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

         (J) FOREIGN SECURITIES: Investing in the securities of issuers in any foreign country, including American Depositary Receipts ("ADRs") involves special risks and considerations not typically associated with investing in U.S. companies. These include, but are not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation (including potentially confiscatory levels of taxation), auditing and other financial practices. Emerging market securities typically present even greater exposure to these same risks. Stock markets in emerging market countries also tend to be much more volatile than the U.S. stock market due to their relative immaturity and periods of instability.

         (K) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is improbable.

NOTE 3 -- ADVISORY FEES. As part of Atlantic Trust Group, Inc.'s effort to streamline certain aspects of its financial services operations and to obtain certain operational efficiencies, Atlantic Trust Advisors, Inc., ("Atlantic Trust"), a wholly owned subsidiary of AMVESCAP PLC, ("AMVESCAP") merged with its affiliate, Stein Roe Investment Counsel, Inc. ("Stein Roe"), on October 1, 2004. Stein Roe (the "Adviser") replaces Atlantic Trust as the investment adviser to the Trust and provides investment advisory services to the Funds. The merger did not result in any material changes to the personnel managing the Funds. In addition, no changes occurred in (i) the contractual terms of and fees payable under the Funds' investment advisory agreement; (ii) the investment process or strategies employed in the management of the assets of the Funds; or (iii) the day-to-day management of the Funds, or the persons primarily responsible for such management.

Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of 0.85% for Growth Fund , Mid-Cap Growth Fund and Balanced Fund; 0.90% for Multi-Cap Global Value Fund; 1.15% for International Fund and 0.50% for Income Fund. Prior to April 1, 2004, the advisory fee for Income Fund was 0.65%. The Adviser contractually agreed to waive its advisory fee and/or reimburse expenses through May 31, 2005 to the extent necessary to maintain net expenses for each class of each Fund, except the International Fund, as follows:

                               CONTRACTUAL EXPENSE LIMITATIONS
                               -------------------------------
FUND                       DISTRIBUTOR CLASS     INSTITUTIONAL CLASS
----                       -----------------     -------------------
Growth Fund                       1.39%                  1.14%
Mid-Cap Growth Fund                N/A                   1.30%
Multi-Cap Global Value Fund        N/A                   1.30%
Income                             N/A                   1.30%
Balanced Fund                     1.45%                   N/A

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

This resulted in the Adviser waiving $185,327, $36,035 and $47,047 in advisory fees for Growth Fund, Multi-Cap Global Value Fund and Balanced Fund, respectively, for the year ended November 30, 2004. The Adviser received advisory fees, net of waivers, of $1,137,044, $221,703, $101,626, $1,954,348,
$134,860 and $110,333 for Growth Fund, Mid-Cap Growth Fund, Multi-Cap Global Value Fund, International Fund, Income Fund and Balanced Fund, respectively, for the year ended November 30, 2004.

AIM Funds Management, Inc. ("AIM") serves as sub-adviser to Multi-Cap Global Value Fund. INVESCO Global Asset Management (N.A.) ("IGAM") serves as sub-adviser to International Fund. AIM and IGAM are subsidiaries of AMVESCAP. The sub-advisers provide advisory services, including portfolio management, to the Funds, subject to the review of the Board of Trustees and the overall supervision of the Adviser. AIM and IGAM are entitled to receive from the Adviser a fee based on the average daily net assets of Multi-Cap Global Value Fund and International Fund at the annual rate of 0.35% and 0.45%, respectively.

NOTE 4 -- ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION FEES. The Trust and PFPC Inc. ("PFPC") have entered into an administration agreement under which PFPC ("Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.08% of average daily net assets of each Fund up to $500 million; 0.06% of average daily net assets of each Fund in excess of $500 million up to $1 billion; and 0.05% of average daily net assets of each Fund in excess of $1 billion.

In addition, the Administrator also provides certain fund accounting and administration services. The Administrator also serves as transfer agent for the Funds pursuant to a Transfer Agency and Services Agreement with the Trust effective March 1, 1998.

PFPC Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of PFPC, serves as the distributor of the Funds. The Trust has adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Distributor Class of Growth Fund and Balanced Fund. The Distributor may be paid a fee of up to 0.25% of the average daily net assets of each of these Funds. The Distributor serves as the exclusive distributor of the shares of each Fund pursuant to the Plan.

NOTE 5 -- TRUSTEE COMPENSATION. The Trust pays each nonaffiliated Trustee an annual retainer of $12,000 ($14,000 for the Chairman), a fee of $1,200 for each Board of Trustees meeting attended and $1,200 for each Board of Trustees committee meeting attended. Prior to April 23, 2004, the Trust paid each nonaffiliated Trustee an annual retainer of $10,000 ($12,000 for the Chairman), a fee of $1,000 for each Board of Trustees meeting attended and $1,000 for each Board of Trustees Committee Meeting attended. Also, the Audit Committee Chairman and the Nominating Committee Chairman each receive an additional $500. The Trust also reimburses expenses incurred by each nonaffiliated Trustee in attending such meetings. Trustees who are affiliated receive no compensation from the Trust.

NOTE 6 -- SECURITIES TRANSACTIONS. For the year ended November 30, 2004, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) amounted to the following:


                                                   PURCHASES                                   SALES
                                     -----------------------------------        -----------------------------------
FUND                                 U.S. GOVERNMENT           OTHER            U.S. GOVERNMENT          OTHER
----                                 ---------------     ---------------        ---------------     ---------------
Growth Fund.....................     $          --       $  62,665,083           $        --        $ 100,908,998
Mid-Cap Growth Fund.............                --          47,586,957                    --            6,292,947
Multi-Cap Global Value Fund.....                --          31,241,179                    --           14,282,304
International Fund..............                --          61,739,223                    --           67,733,528
Income Fund.....................        22,264,031          22,526,811            18,933,056            7,978,493
Balanced Fund ..................         1,101,596           4,521,402               676,921            8,455,856

The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at November 30, 2004 for each Fund is as follows:


                                                                                      NET
                                          GROSS                GROSS             APPRECIATION
FUND                                  APPRECIATION         DEPRECIATION         (DEPRECIATION)           COST
----                                  ------------         ------------          ------------       --------------
Growth Fund.....................      $ 18,443,903         $  (3,392,615)       $  15,051,288        $ 105,669,307
Mid-Cap Growth Fund.............         4,584,358              (924,799)           3,659,559           42,727,060
Multi-Cap Global Value Fund.....           821,879              (256,328)             565,551           17,903,962
International Fund..............        35,516,121               (22,123)          35,493,998          152,116,917
Income Fund.....................            69,755              (420,524)            (350,769)          28,829,576
Balanced Fund...................         2,779,790              (315,274)           2,464,516           13,264,012

NOTE 7 -- CAPITAL SHARES TRANSACTIONS. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Funds are shown in the Statements of Changes in Net Assets.

ATLANTIC WHITEHALL FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED NOVEMBER 30, 2004 (CONTINUED)
--------------------------------------------------------------------------------

NOTE 8 -- CAPITAL LOSS CARRYOVERS. At November 30, 2004, Mid-Cap Growth Fund and Income Fund had the following capital loss carryovers:

FUND                               CAPITAL LOSS CARRYOVER        EXPIRATION DATE
----                               ----------------------        ---------------
Mid-Cap Growth Fund                    $  397,468                     2012
Income Fund                               188,763                     2008
                                          239,655                     2010
                                           90,567                     2012

The Growth Fund utilized $2,865,353 of capital losses for the year ended November 30, 2004.

NOTE 9 -- POST OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2004, the following Funds intend to elect to defer net realized capital losses or net realized currency losses incurred from November 1, 2004 through November 30, 2004:

FUND                                   CAPITAL LOSSES            CURRENCY LOSSES
----                                   --------------            ---------------
Mid-Cap Growth Fund                    $  158,032                   $    --
Multi-Cap Global Value Fund                    --                       203
International Fund                             --                    28,807
Income Fund                                 6,084                        --

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Atlantic Whitehall Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Atlantic Whitehall Funds Trust (comprising the Atlantic Whitehall Growth Fund, Atlantic Whitehall Mid-Cap Growth Fund, Atlantic Whitehall Multi-Cap Global Value Fund, Atlantic Whitehall International Fund, Atlantic Whitehall Income Fund, and Atlantic Whitehall Balanced Fund (collectively the "Funds")), as of November 30, 2004, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2004 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Atlantic Whitehall Funds Trust at November 30, 2004, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.



                                                            /S/ERNST & YOUNG LLP

New York, New York
January 10, 2005

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION. During the year ended November 30, 2004, the Balanced Fund declared long-term capital gains of $257,182.

For corporate shareholders, 87.10% of total ordinary income distributions paid during the fiscal year ended November 30, 2004 for Balanced Fund qualify for the corporate dividends received deduction.

For the fiscal year ended November 30, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. International Fund and Balanced Fund intend to designate up to $770,377 and $116,297, respectively (from 12/01/03 to 11/30/04), as taxed at a rate of 15%.

Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

FORM N-Q: The Trust files complete Portfolio of Investments for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at www.sec.gov. and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Atlantic Whitehall Funds Trust's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 1-800-994-2533;
(ii) on Atlantic Whitehall Fund Trust's website at www.atlanticwhitehallfunds.com; and (iii) on the SEC's website at www.sec.gov.

Atlantic Whitehall Fund Trust's Proxy Voting Record for the most recent twelve-month period ended June 30 is available i) upon request, without charge, by calling 1-800-994-2533 and (ii) on the SEC's website at www.sec.gov.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. This table illustrates your Funds' costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------


                                     BEGINNING     ENDING
                                      ACCOUNT      ACCOUNT                    EXPENSES
                                       VALUE        VALUE        EXPENSE     PAID DURING
                                      06/01/04     11/30/04      RATIO(1)     PERIOD(2)
                                      --------     --------      --------     ---------
GROWTH FUND
  ACTUAL FUND RETURN
   Distributor Class ..............    $1,000       $994.20        1.39%        $6.93
   Institutional Class ............     1,000        995.50        1.14%         5.69

  HYPOTHETICAL 5% RETURN
   Distributor Class ..............    $1,000     $1,018.05        1.39%        $7.01
   Institutional Class ............     1,000      1,019.30        1.14%         5.76

MID-CAP GROWTH FUND
  ACTUAL FUND RETURN
   Institutional Class ............    $1,000     $1,060.80        1.26%        $6.47

  HYPOTHETICAL 5% RETURN
   Institutional Class ............    $1,000     $1,018.72        1.26%        $6.34

MULTI-CAP GLOBAL VALUE FUND
  ACTUAL FUND RETURN
   Institutional Class ............    $1,000     $1,052.60        1.30%        $6.67

  HYPOTHETICAL 5% RETURN
   Institutional Class ............    $1,000     $1,018.50        1.30%        $6.56

INTERNATIONAL FUND
  ACTUAL FUND RETURN
   Institutional Class ............    $1,000     $1,128.40        1.66%        $8.83

  HYPOTHETICAL 5% RETURN
   Institutional Class ............    $1,000     $1,016.70        1.66%        $8.37

INCOME FUND
  ACTUAL FUND RETURN
   Institutional Class ............    $1,000     $1,025.10        0.90%        $4.56

  HYPOTHETICAL 5% RETURN
   Institutional Class ............    $1,000      1,020.50        0.90%        $4.55

BALANCED FUND
  ACTUAL FUND RETURN
   Distributor Class ..............    $1,000       $993.80        1.45%        $7.23

  HYPOTHETICAL 5% RETURN
   Distributor Class ..............    $1,000     $1,017.75        1.45%        $7.31

(1) Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

TRUSTEES AND EXECUTIVE OFFICERS

Information pertaining to the Trustees and executive officers* of Atlantic Whitehall Funds Trust is set forth below. The statement of additional information (SAI) includes additional information about the Funds' Trustees and is available without charge, upon request, by calling (800) 994-2533.

                                                                                                  NUMBER OF
                                                                                               PORTFOLIOS IN
                                               TERM OF OFFICE                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)     AND LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                      HELD WITH TRUST    TIME SERVED 1     DURING PAST FIVE YEARS         BY TRUSTEE       HELD BY TRUSTEE 2
-------                      ---------------    -------------     ----------------------         ----------       -----------------
INDEPENDENT TRUSTEES
--------------------

Pierre de St. Phalle         Trustee and        Trustee since    Managing Director and             Seven       Independent Director,
50 Rockefeller Plaza       Chairman of the     September 2000;   Chief Legal Officer,                          Aetos Capital
15th Floor                Board of Trustees    Chairman since    iFormation Group and                          Alternative
New York, NY 10020           January 2004       January 2004     successor company, from                       Investment Funds;
(54)                                                             November 2000 to November                     Director of ipValue
                                                                 2003; formerly, Partner,                      Management Inc., an
                                                                 Davis Polk & Wardwell                         intellectual property
                                                                 from January 1983 to                          value extraction
                                                                 October 2000.                                 company wholly-owned
                                                                                                               by iFormation Group.

Lynn S. Birdsong              Trustee              Since         Independent Investor and          Seven       Director of The Japan
50 Rockefeller Plaza                           February 2003     Consultant since April                        Fund, Inc. (1 fund);
15th Floor                                                       2002; formerly, Managing                      Director of The
New York, NY 10020                                               Director of Zurich Scudder                    Hartford Mutual
(57)                                                             Investments, Inc. and                         Funds, Inc. and The
                                                                 Scudder, Stevens & Clark,                     Hartford Mutual Funds
                                                                 Inc., where he worked from                    II, Inc. (33 funds).
                                                                 January 1979 to April 2002.

John R. Preston               Trustee              Since         Vice President of Finance &       Seven             None
50 Rockefeller Plaza                           February 2003     Administration for Southern
15th Floor                                                       Wine & Spirits, since January
New York, NY 10020                                               2004; formerly, Chief
(56)                                                             Financial Officer and Executive
                                                                 Vice President of Ripplewood
                                                                 Holdings LLC (Private Equity)
                                                                 (2003-2004); Senior Vice
                                                                 President of Vivendi Universal
                                                                 (2001 - 2002); Senior Vice
                                                                 President, Treasury and Strategic
                                                                 Planning from 1997 to 2000 of The
                                                                 Seagram Company Ltd, where he
                                                                 worked from 1981-2001.

Susan V. Machtiger            Trustee        Since June 2001     Independent Marketing Consultant  Seven             None
50 Rockefeller Plaza                                             from October 1999 to present;
New York, NY 10020                                               formerly, Senior Partner and
15th Floor                                                       Worldwide Strategic Planning
(45)                                                             Director of J. Walter Thompson, a
                                                                 full service, global advertising
                                                                 and communications agency, from
                                                                 July 1995 to September 1999.



Tracy L. Nixon                Trustee        Since June 2001     President and Chief Executive     Seven             None
50 Rockefeller Plaza                                             Officer of King Cross Corporation,
15th Floor                                                       an airport concessions business,
New York, NY 10020                                               from May 2000 to present and
(40)                                                             Former Vice President of
                                                                 Goldman Sachs & Co., from
                                                                 July 1989 to May 2000.

ATLANTIC WHITEHALL FUNDS TRUST
ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------


                                                                                                  NUMBER OF
                                                                                               PORTFOLIOS IN
                                               TERM OF OFFICE                                   FUND COMPLEX
NAME, ADDRESS                   POSITION(S)     AND LENGTH OF     PRINCIPAL OCCUPATION(S)         OVERSEEN       OTHER DIRECTORSHIPS
AND AGE                      HELD WITH TRUST    TIME SERVED 1     DURING PAST FIVE YEARS         BY TRUSTEE       HELD BY TRUSTEE 2
-------                      ---------------    -------------     ----------------------         ----------       -----------------
INTERESTED TRUSTEE
------------------

John S. Markwalter, Jr.           Trustee      Since April 2004   President and Chief Executive    Seven                  None
11710 Peachtree Street                                            Officer of the Private Wealth
Suite 2300                                                        Management Division of
Atlanta, GA 30309                                                 AMVESCAP and Chief Executive
(45)                                                              of Atlantic Trust Company, N.A.
                                                                  since January 2004. Mr. Markwalter
                                                                  is a Golbal Partner of AMVESCAP
                                                                  and a member of AMVESCAP's
                                                                  Executive Management Committee.
                                                                  Formerly, Head of Business
                                                                  Development for Atlantic Trust.
                                                                  Former Managing Director and
                                                                  National Director of the client
                                                                  strategy group for Morgan
                                                                  Stanley Private Wealth Management
                                                                  from 1987 to 2002.

EXECUTIVE OFFICERS
------------------

William E. Rankin                 President         Since         Chairman of the Management         N/A                  N/A
1330 Avenue                                       July 2004       Committee of Atlantic Trust Group
of the Americas                                                   since March 2004 and Chief
30th Floor                                                        Executive Officer of Stein Roe
New York, NY 10019                                                Investment Counsel, Inc. (SRIC)
(52)                                                              since January 2001; formerly,
                                                                  Head of Wealth Management
                                                                  of Stein Roe and Farnham,
                                                                  predecessor to SRIC, from
                                                                  May   1999  --   December
                                                                  2000:   and  Senior  Vice
                                                                  President   and  managing
                                                                  Director   from  November
                                                                  1994 to April 1999.

Robert Saccone                      Vice          Since           Senior Vice President of Product   N/A                  N/A
50 Rockefeller Plaza              President   February 2003       Development and Product
15th Floor                                                        Management of Atlantic Trust
New York, NY 10020                                                investment offerings since 2003.
(45)                                                              Formerly, Managing Director of
                                                                  Whitehall Asset Management from
                                                                  1995-2003.


John Bini                      Treasurer          Since           Director of Finance at Atlantic    N/A                  N/A
1330 Avenue                    and Chief      February 2003       Trust since October 2002;
of the Americas           Financial Officer                       Formerly, Director of Finance
30th Floor                                                        of the Finance Group at Zurich
New York, NY 10019                                                Scudder Investments,
(38)                                                              Inc./Deutsche Asset
                                                                  Management.

Paul Elmlinger                  Secretary        Since            General Counsel of Atlantic        N/A                  N/A
50 Rockefeller Plaza                          February 2003       Trust since May 2002; Formerly,
15th Floor                                                        Managing Director of Zurich
New York, NY 10020                                                Scudder Investments, Inc.,
(45)                                                              where he worked from
                                                                  1988 to 2002.

Gabrielle Bailey                 Chief            Since           Counsel of Atlantic Trust since    N/A                  N/A
50 Rockefeller Plaza          Legal Officer     July 2004         March 2003; Formerly Associate
15th Floor                                                        with Alston & Bird LLP from
New York, NY 10020                                                August 2000 to March 2003 and
(31)                                                              Associate with King & Spalding LLP
                                                                  from September 1999 to August 2000.

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.
1 Each Trustee holds office during the lifetime of the Trust or until he/she resigns or is removed from office in the manner provided by law or until his/her successor is duly chosen and qualified. The Trustees adopted a retirement policy providing for mandatory retirement as a Trustee of the Trust and from any and all committees on which he/she serves upon reaching the age of seventy-two years of age. The President, Treasurer and Secretary each hold office until their successors are chosen and qualified.
2 Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

                       THIS PAGE LEFT INTENTIONALLY BLANK

                       THIS PAGE LEFT INTENTIONALLY BLANK

--------------------------------------------------------------------------------
    ATLANTIC WHITEHALL FUNDS TRUST

    An investment in shares of the Trust is neither insured nor guaranteed by the FDIC or the U.S. Government. Shares of the Trust are not deposits or obligations of, or guaranteed or endorsed by, Atlantic Trust Group, Inc. its subsidiaries or affiliates, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency, and may involve investment risk, including the possible loss of principal.
    The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The views contained herein are subject to change at any time based on market and other conditions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
--------------------------------------------------------------------------------

ATLANTIC WHITEHALL
FUNDS TRUST

BOARD OF TRUSTEES

Pierre de St. Phalle, Chairman*

Lynn S. Birdsong, Trustee*

Susan V. Machtiger, Trustee*

John S. Markwalter, Jr., Trustee

Tracy L. Nixon, Trustee*

John R. Preston, Trustee*
-------------------------------

OFFICERS

William E. Rankin, President & Chief
                   Executive Officer

Robert B. Saccone, Vice President

John Bini, Treasurer & Chief Financial Officer

Frank Chu, Assistant Treasurer

Paul Elmlinger, Secretary

Gabrielle Bailey, Assistant Secretary, Chief Legal Officer

*  Non Affiliated Trustee

INVESTMENT ADVISOR
Stein Roe Investment Counsel, Inc.
1330 Avenue of the Americas
30th Floor
New York, NY 10019

ADMINISTRATOR
PFPC Inc.
4400 Computer Drive
Westborough, MA 01581

DISTRIBUTOR
PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
State Street Bank and Trust Company
150 Newport Avenue
North Quincy, MA 02171

COUNSEL
Dechert LLP
1775 I Street, NW
Washington, D.C. 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

                            ATLANTIC WHITEHALL FUNDS

           50 Rockefeller Plaza, 15th Floor o New York, NY 10020-1605
                 800 994 2533 o www.atlanticwhitehallfunds.com

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that John Preston is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent" as defined by this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $68,000 for 2003 and $102,000 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are $10,000 for 2003 and $12,500 for 2004.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

     (e)(1) Pursuant to the registrants' Audit Committee Charter ("Charter"), the Audit Committee is responsible for approving in advance the firm to be employed as the registrant's independent auditor ("Auditor"). In addition, the Charter provides that the Audit Committee is responsible for approving, prior to appointment, the engagement of the Auditor to provide non-audit services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides services to the registrant, provided those non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) N/A

                           (c) 0% for 2003* and 100% for 2004

                           (d) N/A

              * There were no tax amounts  billed in 2003 that were  approved by the audit committee, as such amounts relate to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $103,000 for 2003 and $162,043 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ATLANTIC WHITEHALL FUNDS TRUST
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ WILLIAM RANKIN
                         -------------------------------------------------------
                           William Rankin, Chief Executive Officer
                           (principal executive officer)

Date  JANUARY 31, 2005
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ WILLIAM RANKIN
                         -------------------------------------------------------
                           William Rankin, Chief Executive Officer
                           (principal executive officer)

Date  JANUARY 31, 2005
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ JOHN BINI
                         -------------------------------------------------------
                           John Bini, Chief Financial Officer
                           (principal financial officer)

Date  JANUARY 31, 2005
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.